SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                                      AMONG


                            DENBURY RESOURCES, INC.,
                                  AS BORROWER,


            THE FINANCIAL INSTITUTIONS LISTED ON SCHEDULE 2.1 HERETO,
                                    AS BANKS,


                             BANK OF AMERICA, N.A.,
                            AS ADMINISTRATIVE AGENT,


                              FLEET NATIONAL BANK,

                              BANK ONE, TEXAS, N.A.

                                       AND

                            THE BANK OF NOVA SCOTIA,
                                  AS CO-AGENTS



                                  $300,000,000


                                   DATED AS OF


                                OCTOBER 13, 2000


                         BANC OF AMERICA SECURITIES LLC,
                     AS SOLE LEAD ARRANGER AND BOOK MANAGER

                                                 TABLE OF CONTENTS
                                                 -----------------

ARTICLE I AMENDMENT AND RESTATEMENT...............................................................................2
ARTICLE II TERMS DEFINED..........................................................................................2
     Section 2.1.     Definitions.................................................................................2
     Section 2.2.     Accounting Terms and Determinations........................................................21
     Section 2.3.     Petroleum Terms............................................................................22
     Section 2.4.     Money......................................................................................22
ARTICLE III THE CREDIT...........................................................................................22
     Section 3.1.     Commitments................................................................................22
     Section 3.2.     Method of Borrowing........................................................................25
     Section 3.3.     Method of Requesting Letters of Credit.....................................................26
     Section 3.4.     Notes......................................................................................27
     Section 3.5.     Interest Rates; Payments...................................................................27
     Section 3.6.     Mandatory Prepayments......................................................................28
     Section 3.7.     Voluntary Prepayments......................................................................29
     Section 3.8.     Voluntary Reduction of Commitments.........................................................29
     Section 3.9.     Termination of Commitments; Final Maturity of Revolving Loan...............................29
     Section 3.10.    Application of Payments....................................................................29
     Section 3.11.    Commitment Fee.............................................................................29
     Section 3.12.    Agency and other Fees......................................................................29
ARTICLE IV GENERAL PROVISIONS....................................................................................30
     Section 4.1.     Delivery and Endorsement of Notes..........................................................30
     Section 4.2.     General Provisions as to Payments..........................................................30
ARTICLE V BORROWING BASE.........................................................................................31
     Section 5.1.     Reserve Report; Proposed Borrowing Base and Conforming Borrowing Base......................31
     Section 5.2.     Scheduled Redeterminations of the Borrowing Base and the Conforming Borrowing
                        Base; Procedures and Standards...........................................................31
     Section 5.3.     Special Redetermination....................................................................32
     Section 5.4.     Borrowing Base Deficiency..................................................................33
     Section 5.5.     Initial Borrowing Base and Conforming Borrowing Base.......................................33
ARTICLE VI COLLATERAL AND GUARANTEES.............................................................................33
     Section 6.1.     Security...................................................................................33
     Section 6.2.     Guarantees.................................................................................35
ARTICLE VII CONDITIONS PRECEDENT.................................................................................35
     Section 7.1.     Conditions to Amendment and Restatement and Initial Borrowing and




                                      10-i

                      Participation in Letter of Credit Exposure.................................................35
     Section 7.2.     Conditions to Each Borrowing and each Letter of Credit.....................................38
     Section 7.3.     Materiality of Conditions..................................................................39
ARTICLE VIII REPRESENTATIONS AND WARRANTIES......................................................................40
     Section 8.1.     Corporate Existence and Power..............................................................40
     Section 8.2.     Credit Party and Governmental Authorization; Contravention.................................40
     Section 8.3.     Binding Effect.............................................................................40
     Section 8.4.     Financial Information......................................................................40
     Section 8.5.     Litigation.................................................................................41
     Section 8.6.     ERISA......................................................................................41
     Section 8.7.     Taxes and Filing of Tax Returns............................................................42
     Section 8.8.     Ownership of Properties Generally..........................................................42
     Section 8.9.     Mineral Interests..........................................................................42
     Section 8.10.    Licenses, Permits, Etc.....................................................................43
     Section 8.11.    Compliance with Law........................................................................43
     Section 8.12.    Full Disclosure............................................................................43
     Section 8.13.    Organizational Structure; Nature of Business...............................................43
     Section 8.14.    Environmental Matters......................................................................43
     Section 8.15.    Burdensome Obligations.....................................................................44
     Section 8.16.    Fiscal Year................................................................................44
     Section 8.17.    No Default.................................................................................44
     Section 8.18.    Government Regulation......................................................................44
     Section 8.19.    Insider....................................................................................44
     Section 8.20.    Gas Balancing Agreements and Advance Payment Contracts.....................................45
ARTICLE IX AFFIRMATIVE COVENANTS.................................................................................45
     Section 9.1.     Information................................................................................45
     Section 9.2.     Business of Credit Parties.................................................................47
     Section 9.3.     Maintenance of Existence...................................................................47
     Section 9.4.     Title Data.................................................................................47
     Section 9.5.     Right of Inspection........................................................................48
     Section 9.6.     Maintenance of Insurance...................................................................48
     Section 9.7.     Payment of Taxes and Claims................................................................48
     Section 9.8.     Compliance with Laws and Documents.........................................................49
     Section 9.9.     Operation of Properties and Equipment......................................................49
     Section 9.10.    Environmental Law Compliance...............................................................49
     Section 9.11.    ERISA Reporting Requirements...............................................................49
     Section 9.12.    Additional Documents.......................................................................50
     Section 9.13.    Environmental Review.......................................................................50
ARTICLE X NEGATIVE COVENANTS.....................................................................................51
     Section 10.1.    Incurrence of Debt.........................................................................51
     Section 10.2.    Restricted Payments........................................................................51
     Section 10.3.    Negative Pledge............................................................................51
     Section 10.4.    Consolidations and Mergers.................................................................52


                                     10-ii

     Section 10.5.    Asset Dispositions.........................................................................52
     Section 10.6.    Amendments to Organizational Documents.....................................................52
     Section 10.7.    Use of  Proceeds...........................................................................52
     Section 10.8.    Investments................................................................................53
     Section 10.9.    Transactions with Affiliates...............................................................53
     Section 10.10.   ERISA......................................................................................53
     Section 10.11.   Hedge Transactions.........................................................................53
     Section 10.12.   Fiscal Year................................................................................53
     Section 10.13.   Change in Business.........................................................................53
     Section 10.14.   Qualified Purpose. ........................................................................53
ARTICLE XI FINANCIAL COVENANTS...................................................................................54
     Section 11.1.    Current Ratio of Borrower..................................................................54
     Section 11.2.    Minimum Consolidated Tangible Net Worth....................................................54
     Section 11.3.    Consolidated EBITDA to Consolidated Net Interest Expense...................................54
ARTICLE XII DEFAULTS.............................................................................................54
     Section 12.1.    Events of Default..........................................................................54
ARTICLE XIII AGENTS..............................................................................................56
     Section 13.1.    Appointment, Powers, and Immunities........................................................56
     Section 13.2.    Reliance by Agents.........................................................................57
     Section 13.3.    Defaults...................................................................................57
     Section 13.4.    Rights as Bank.............................................................................57
     Section 13.5.    Indemnification............................................................................58
     Section 13.6.    Non-Reliance on Agent and Other Banks......................................................58
     Section 13.7.    Resignation of Agents......................................................................58
ARTICLE XIV CHANGE IN CIRCUMSTANCES..............................................................................59
     Section 14.1.    Increased Cost and Reduced Return..........................................................59
     Section 14.2.    Limitation on Type of Loans................................................................60
     Section 14.3.    Illegality.................................................................................61
     Section 14.4.    Treatment of Affected Loans................................................................61
     Section 14.5.    Compensation...............................................................................62
     Section 14.6.    Taxes......................................................................................62
     Section 14.7.    Discretion of Banks as to Manner of Funding................................................63
ARTICLE XV MISCELLANEOUS.........................................................................................64
     Section 15.1.    Notices....................................................................................64
     Section 15.2.    No Waivers.................................................................................64
     Section 15.3.    Expenses; Indemnification..................................................................64
     Section 15.4.    Right of Set-off; Adjustments..............................................................65
     Section 15.5.    Amendments and Waivers.....................................................................66
     Section 15.6.    Survival...................................................................................66
     Section 15.7.    Limitation on Interest.....................................................................67


                                     10-iii

     Section 15.8.    Invalid Provisions.........................................................................67
     Section 15.9.    Waiver of Consumer Credit Laws.............................................................67
     Section 15.10.   Assignments and Participations.............................................................67
     Section 15.11.   TEXAS LAW..................................................................................69
     Section 15.12.   Consent to Jurisdiction; Waiver of Immunities..............................................69
     Section 15.13.   Counterparts; Effectiveness................................................................70
     Section 15.14.   No Third Party Beneficiaries...............................................................70
     Section 15.15.   COMPLETE AGREEMENT.........................................................................70
     Section 15.16.   WAIVER OF JURY TRIAL.......................................................................70
     Section 15.17.   Confidentiality............................................................................70


                                     10-iv

                                    EXHIBITS
                                    --------

EXHIBIT A         FORM OF AMENDMENT TO MORTGAGES
EXHIBIT B         FORM OF FACILITY GUARANTY
EXHIBIT C         FORM OF PROMISSORY NOTE
EXHIBIT D         FORM OF BORROWER PLEDGE AGREEMENT
EXHIBIT E         FORM OF SUBSIDIARY PLEDGE AGREEMENT
EXHIBIT F         FORM OF REQUEST FOR BORROWING
EXHIBIT G         FORM OF REQUEST FOR LETTER OF CREDIT
EXHIBIT H         FORM OF NOTICE OF CONTINUATION OR CONVERSION
EXHIBIT I         FORM OF CERTIFICATE OF OWNERSHIP INTERESTS
EXHIBIT J         FORM OF CERTIFICATE OF FINANCIAL OFFICER
EXHIBIT K         FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT L         FORM OF CERTIFICATE OF EFFECTIVENESS

                                    SCHEDULES
                                    ---------

SCHEDULE 2.1      FINANCIAL INSTITUTIONS
SCHEDULE 2.2      EXISTING MORTGAGES
SCHEDULE 8.5      LITIGATION
SCHEDULE 8.10     LICENSES, PERMITS, ETC.
SCHEDULE 8.13     JURISDICTIONS, ETC.
SCHEDULE 9.10     ENVIRONMENTAL DISCLOSURE


                                     10-v

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------

     THIS SECOND AMENDED AND RESTATED  CREDIT  AGREEMENT  (this  "AGREEMENT") is
                                                                  ---------
entered into as of the 13th day of October, 2000, among DENBURY RESOURCES, INC., a corporation previously incorporated under the Canadian Business Corporation Act which has been domesticated in the State of Delaware ("BORROWER") and which
                                                            --------
is the successor by merger to Denbury Management, Inc., a Texas corporation ("MANAGEMENT"), BANK OF AMERICA, N.A., successor by merger to NationsBank, N.A.,
  ----------
successor by merger to NationsBank of Texas, N.A., as Administrative Agent ("ADMINISTRATIVE AGENT"), FLEET NATIONAL BANK, BANK ONE, TEXAS, N.A. and THE
  ---------------------
BANK OF NOVA SCOTIA, as Co-Agents  ("CO-AGENTS") and the financial  institutions
                                     ---------
listed on Schedule 2.1 hereto as Banks  (individually a "BANK" and  collectively
          ------------                                   ----
"BANKS").
-------

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, Management, Borrower, Administrative Agent and the other financial institutions named and defined therein as Banks (the "EXISTING BANKS") are
                                                          ---------------
parties to that certain First Restated Credit Agreement dated as of December 29, 1997, pursuant to which Existing Banks provided certain loans and extensions of credit to Management and Borrower (as amended, the "EXISTING CREDIT AGREEMENT");
                                                    -------------------------
and

     WHEREAS, Borrower was formerly incorporated under the Canadian Business Corporation Act and was domesticated in the State of Delaware; and

     WHEREAS, Management merged with and into Borrower with Borrower being the surviving corporation (the "MERGER"), and as a result of such Merger, Borrower
                            ------
assumed and is primarily liable for all of the debts, obligations and liabilities of Management under the Existing Credit Agreement and the other Loan Papers (as defined in the Existing Credit Agreement) and Borrower became the "Borrower" under and as defined in the Existing Credit Agreement and such other Loan Papers; and

     WHEREAS, immediately prior to the execution of this Agreement, certain of the Existing Banks have purchased and assumed all of the rights and interests of The Chase Manhattan Bank, successor by merger to Chase Bank of Texas, N.A., as a Bank under the Existing Credit Agreement (the "CHASE ASSIGNMENT"); and
                                               ----------------

     WHEREAS, immediately after giving effect to the Chase Assignment, the parties hereto desire to amend and restate the Existing Credit Agreement in the form of this Agreement, and Borrower desires to obtain Borrowings (as herein defined) (a) to refinance the indebtedness under the Existing Credit Agreement, and (b) for other purposes permitted herein; and

     WHEREAS, after giving effect to the Chase Assignment and the amendment and restatement of the Existing Credit Agreement pursuant to the terms hereof, the Commitment Percentage (as herein defined) of each Bank hereunder will be as set forth on Schedule 2.1 hereto; and
         ------------


                                      10-1

     WHEREAS,  pursuant  to  Article  XIV of this  Agreement,  Bank of  America,
                             ------------
N.A.has been appointed Administrative Agent for Banks hereunder, and Fleet National Bank, Bank One, Texas, N.A. and The Bank of Nova Scotia have been appointed Co-Agents for Banks hereunder; and

     WHEREAS, pursuant to certain separate agreements among Bank of America, N.A., Banc of America Securities LLC ("BAS") and Borrower, BAS has been
                                            ---
appointed Sole Lead Arranger and Book Manager for the credit facility provided herein.

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Administrative Agent and Banks agree as follows:


                                   ARTICLE I

                            AMENDMENT AND RESTATEMENT
                            -------------------------

     Subject  to the  satisfaction  of each  condition  precedent  contained  in
Section  7.1  hereof,  the  satisfaction  of  which  shall be  evidenced  by the
------------
execution by Borrower and Administrative Agent of the Certificate of Effectiveness (as herein defined), the Existing Credit Agreement shall be amended and restated as of the Closing Date in the form of this Agreement.


                                   ARTICLE II

                                  TERMS DEFINED
                                  -------------

     Section 2.1.  DEFINITIONS.  The following  terms, as used herein,  have the
                   -----------
following meanings:

     "ADJUSTED  EURODOLLAR RATE" means, for any Eurodollar Loan for any Interest
      -------------------------
Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

     "ADMINISTRATIVE  AGENT" means Bank of America, N.A., successor by merger to
      ---------------------
NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as Administrative Agent for Banks hereunder or any successor thereto.

     "ADVANCE  PAYMENT  CONTRACT"  means any  contract  whereby any Credit Party
      --------------------------
either (a) receives or becomes entitled to receive (either directly or indirectly) any payment (an "ADVANCE PAYMENT") to be applied toward payment of
                              ----------------
the purchase price of Hydrocarbons produced or to be produced from Mineral Interests owned by any Credit Party and which Advance Payment is, or is to be, paid in advance of actual delivery of such production to or for the account of the purchaser regardless of such production, or (b) grants an option or right of refusal to the purchaser to take delivery of such production in lieu of payment, and, in either of

                                      10-2
the foregoing instances, the Advance Payment is, or is to be, applied as payment in full for such production when sold and delivered or is, or is to be, applied as payment for a portion only of the purchase price thereof or of a percentage or share of such production; provided that inclusion of the standard "take or
                               -------- ----
pay" provision in any gas sales or purchase contract or any other similar contract shall not, in and of itself, constitute such contract as an Advance Payment Contract for the purposes hereof.

     "AFFILIATE"  means, as to any Person, any Subsidiary of such Person, or any
      ---------
other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person and, with respect to any Credit Party, means, any director, executive officer, general partner or manager of such Credit Party and any Person who holds ten percent (10%) or more of the voting stock, partnership interests, membership interests or other ownership interests of such Credit Party. For the purposes of this definition, "CONTROL" (including,
                                                            -------
with correlative  meanings,  the terms "CONTROLLED BY" and "UNDER COMMON CONTROL
                                        -------------       --------------------
WITH"), as used with respect to any Person, shall mean the possession,  directly
----
or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, membership interests or partnership interests, or by contract or otherwise.

     "AGENT" means Administrative Agent, any Co-Agent, Sole Lead Manager or Book
      -----
Manager, and "AGENTS" means Administrative Agent, Co-Agents,  Sole Lead Arranger
              ------
and Book Manager, collectively.

     "AGREEMENT"  means this Second Amended and Restated Credit Agreement as the
      ---------
same may hereafter be modified, amended or supplemented from time to time.

     "AMENDMENT  TO EXISTING  MORTGAGES"  means an  Amendment to Mortgages to be
      ---------------------------------
entered into between Borrower and Administrative Agent, substantially in the form of Exhibit A attached hereto, pursuant to which the Existing Mortgages
        ---------
shall be amended to reflect the amendment and restatement of the Existing Credit Agreement pursuant hereto.

     "APPLICABLE  ENVIRONMENTAL  LAW"  means any  federal,  state or local  law,
      ------------------------------
common law, ordinance, regulation or policy, as well as order, decree, permit, judgment or injunction issued, promulgated, approved, or entered thereunder, relating to the environment, health and safety, or Hazardous Substances (including, without limitation, the use, handling, transportation, production, disposal, discharge or storage thereof) or to industrial hygiene or the environmental conditions on, under, or about any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party including, without limitation, soil, groundwater, and indoor and ambient air conditions.

     "APPLICABLE LENDING OFFICE" means, for each Bank and for each Type of Loan,
      -------------------------
the "Lending Office" of such Bank (or of an affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other office of such Bank (or an affiliate of such Bank) as such Bank may from time to time specify to Administrative Agent and Borrower by written notice in accordance with the terms hereof as the office by which Loans of such Type are to be made and maintained.


                                      10-3

     "APPLICABLE  MARGIN" means, on any date, with respect to each Type of Loan,
      ------------------
an amount determined by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

   Ratio of Outstanding Credit to       Applicable Margin for           Applicable Margin for
     Conforming Borrowing Base             Eurodollar Loans                Base Rate Loans
            <= .50 to 1                         1.250%                           0%
     > .50 to 1 and <= .75 to 1                 1.500%                           0%
     > .75 to 1 and <= .90 to 1                 1.750%                          .250%
     > .90 to 1 and <= 1.0 to 1                 2.000%                          .500%
             > 1.0 to 1                         2.375%                          .750%
==================================== ============================  ===============================

     "APPROVED  PETROLEUM  ENGINEER" means DeGolyer and MacNaughton or any other
      -----------------------------
reputable firm of independent petroleum engineers as shall be selected by Borrower and approved by Required Banks, such approval not to be unreasonably withheld.

     "ASSIGNMENT  AND  ACCEPTANCE  AGREEMENT" has the meaning given such term in
      --------------------------------------
Section 15.10(a).
----------------

     "AUTHORIZED  OFFICER" means, as to any Person, its Chief Executive Officer,
      -------------------
its President, its Chief Financial Officer, any of its Vice Presidents, its Treasurer or its corporate Secretary.

     "AVAILABILITY"  means,  as of any date,  the remainder of (a) the Borrowing
      ------------
Base in effect on such date, minus (b) the Outstanding Credit on such date.

     "BANK" means any financial  institution reflected on Schedule 2.1 hereto as
      ----                                                ------------
having a Commitment  and its  successors  and permitted  Assignees,  and "BANKS"
                                                                          -----
shall mean all Banks.

     "BANK  OF  AMERICA"  means  Bank  of  America,  N.A.,  a  national  banking
      -----------------
association, successor by merger to NationsBank, N.A., successor by merger to NationsBank of Texas, N.A., in its capacity as a Bank.

     "BAS" means Banc of America Securities LLC.
      ---

     "BASE RATE"  means,  for any day, the rate per annum equal to the higher of
      ---------
(a) the Federal  Funds Rate for such day plus  one-half of one percent (.5%) and
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective automatically and without notice to Borrower or any Bank on the effective date of such change in the Prime Rate or Federal Funds Rate.

     "BASE RATE LOAN" means the portion of the principal of the  Revolving  Loan
      --------------
bearing interest with reference to the Base Rate.

     "BOOK MANAGER" means Banc of America Securities LLC in its capacity as book
      ------------
manager for the credit facility hereunder or any successor thereto.

     "BORROWER" means Denbury Resources, Inc., a Delaware corporation
      --------

                                      10-4

     "BORROWER PLEDGE  AGREEMENT" means a Pledge Agreement  substantially in the
      --------------------------
form of Exhibit D attached hereto (with applicable conforming changes) which may
        ---------
be executed by Borrower pursuant to which Borrower shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by Borrower of each Subsidiary of Borrower described therein to secure the Obligations.

     "BORROWING"  means any  disbursement  to Borrower  under, or to satisfy the
      ---------
obligations of any Credit Party under, any of the Loan Papers. Any Borrowing which will constitute a part of the Base Rate Loan is referred to herein as a
"BASE RATE  BORROWING,"  and any  Borrowing  which will  constitute a Eurodollar
 --------------------
Loan, is referred to herein as a "EURODOLLAR BORROWING."
                                  --------------------

     "BORROWING BASE" has the meaning set forth in Section 5.1 hereof.
      --------------                               -----------

     "BORROWING BASE DEFICIENCY"  means, as of any date, the amount,  if any, by
      -------------------------
which the Outstanding Credit on such date exceeds the Borrowing Base in effect on such date; provided, that, for purposes of determining the existence and
               --------   ----
amount of any Borrowing Base Deficiency, Letter of Credit Exposure will not be deemed to be outstanding to the extent it is secured by cash in the manner contemplated by Section 3.1(b).
                --------------

     "BORROWING BASE PROPERTIES" means all Mineral Interests  evaluated by Banks
      -------------------------
for purposes of establishing the Borrowing Base.

     "BORROWING DATE" means the Eurodollar Business Day or the Domestic Business
      --------------
Day, as the case may be, upon which the proceeds of any Borrowing are made available to Borrower or to satisfy any obligation of any Credit Party.

     "CERTIFICATE OF EFFECTIVENESS"  means a Certificate of Effectiveness in the
      ----------------------------
form of Exhibit L attached hereto to be executed by Borrower and  Administrative
        ---------
Agent upon the  satisfaction  of each of the conditions  precedent  contained in
Section 7.1 hereof.
-----------

     "CERTIFICATE  OF  OWNERSHIP  INTERESTS"  means a  Certificate  of Ownership
      -------------------------------------
Interests in the form of Exhibit I attached  hereto to be executed and delivered
                         ---------
by an Authorized Officer of Borrower pursuant to

Section 7.1(a)(xiii) hereof.
--------------------
     "CHANGE OF  CONTROL"  means that,  for any reason,  any Person or group (as
      ------------------
defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Texas Pacific Group shall become (i) the direct or indirect beneficial owner (as defined in Rule 13(d)(3) of the Exchange Act) of greater than thirty percent (30%) of the total voting power of all classes of capital stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower, and (ii) the largest shareholder of the total voting power of all classes of capital stock then outstanding of Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Borrower.

     "CHASE  ASSIGNMENT"  has the meaning  assigned to such term in the recitals
      -----------------
hereto.

     "CLOSING  DATE" means the date upon which all of the  conditions  precedent
      -------------
set forth in Section 7.1 have been  satisfied,  and Borrower and  Administrative
             -----------
Agent have executed and


                                      10-5
delivered the Certificate of  Effectiveness;  provided,  that, in no event shall
                                              --------   ----
such date be later than October 13, 2000.

     "CODE" means the Internal Revenue Code of 1986, as amended.
      ----

     "CO-AGENT" means Fleet National Bank, Bank One, Texas,  N.A. or The Bank of
      --------
Nova Scotia, in its capacity as Co-Agent for Banks hereunder or any successor thereto, and "CO-AGENTS" means Fleet National Bank, Bank One, Texas, N.A. and
               ---------
The Bank of Nova Scotia, collectively, in their capacities as Co-Agents for Banks hereunder.

     "COMMITMENT"  means,  with respect to any Bank, the commitment of such Bank
      ----------
to lend its Commitment Percentage of the Total Commitment to Borrower pursuant to Section 3.1 hereof, as such Commitment may be terminated or reduced from time
   -----------
to time in accordance with the provisions hereof. On the Closing Date, the amount of each Bank's Commitment is the amount set forth opposite such Bank's name on Schedule 2.1 hereto; provided, that after giving effect to any
          -------------           --------   ----
Assignment and Acceptance Agreement, the Commitment of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to
Section 15.10(b) hereof.
----------------

     "COMMITMENT FEE PERCENTAGE"  means, on any date, the percentage  determined
      -------------------------
by reference to the ratio of Outstanding Credit to the Conforming Borrowing Base on such date in accordance with the table below:

   Ratio of Outstanding Credit to                 Commitment Fee
     Conforming Borrowing Base                      Percentage
            <= .50 to 1                                .350%
     > .50 to 1 and <= .75 to 1                        .375%
     > .75 to 1 and <= .90 to 1                        .500%
     > .90 to 1 and <= 1.0 to 1                        .500%
             > 1.0 to 1                                .500%
==================================== =========================================

     "COMMITMENT  PERCENTAGE"  means,  with respect to each Bank, the Commitment
      ----------------------
Percentage for such Bank set forth on Schedule 2.1 hereto;  provided, that after
                                      ------------          --------  ----
giving effect to any Assignment and Acceptance Agreement, the Commitment Percentage of each Bank shall be the amount set forth in the Register maintained by Administrative Agent pursuant to Section 15.10(b) hereof.
                                    ----------------

     "CONFORMING  BORROWING  BASE"  has the  meaning  set forth in  Section  5.1
      ---------------------------                                   ------------
hereof.

     "CONSOLIDATED  CURRENT  ASSETS"  means,  for any  Person at any  time,  the
      -----------------------------
current assets of such Person and its Consolidated Subsidiaries at such time, plus, in the case of Borrower, the Availability at such time.


     "CONSOLIDATED  CURRENT  LIABILITIES" means, for any Person at any time, the
      ----------------------------------
current liabilities of such Person and its Consolidated Subsidiaries at such time, but, in the case of

                                      10-6

Borrower, excluding the current portion (if any) of the outstanding principal balance of the Revolving Loan.

     "CONSOLIDATED   EBITDA"  means,   for  any  Person  for  any  period:   (a)
      ---------------------
Consolidated Net Income of such Person for such period; plus, to the extent deducted in the calculation of Consolidated Net Income, (b) the sum of (i) income or franchise Taxes paid or accrued; (ii) Consolidated Net Interest Expense; (iii) amortization, depletion and depreciation expense; (iv) any non-cash losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; and (v) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of Consolidated Net Income, (c)
----
the sum of (i) the income of any Person (other than wholly-owned Subsidiaries of such Person) unless such income is received by such Person in a cash distribution; (ii) gains or losses from sales or other dispositions of assets (other than Hydrocarbons produced in the normal course of business); (iii) any non-cash gains on any Hedge Agreement resulting from the requirements of SFAS 133 for that period; and (iv) extraordinary or non-recurring gains, but not net of extraordinary or non-recurring "cash" losses.

     "CONSOLIDATED  NET INCOME"  means,  for any Person for any period,  the net
      ------------------------
income (or loss) of such Person and its Consolidated Subsidiaries for such period.

     "CONSOLIDATED  NET INTEREST  EXPENSE" means, for any Person for any period,
      -----------------------------------
the remainder of the following for such Person and its Consolidated Subsidiaries for such period: (a) interest expense, minus (b) interest income.

     "CONSOLIDATED  SUBSIDIARY" or  "CONSOLIDATED  SUBSIDIARIES"  means, for any
      ------------------------       --------------------------
Person, any Subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

     "CONSOLIDATED  TANGIBLE NET WORTH" means, with respect to any Person at any
      --------------------------------
time, (a) the consolidated shareholder's equity of such Person at such time, less (b) the consolidated Intangible Assets of such Person at such time. For purposes of this definition, (i) any non-cash gains, losses or charges on any Hedge Agreement resulting from the requirements of SFAS 133 for any period of determination shall be excluded from the determination of such shareholder's equity, and (ii) "INTANGIBLE ASSETS" means the amount (to the extent reflected
                   ------------------
in determining such consolidated shareholder's equity) of all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization expenses and other intangible items.

     "CONTINUE,"  "CONTINUATION" and "CONTINUED" shall refer to the continuation
      --------     ------------       ---------
pursuant to Section 3.5 hereof  and/or  Article XIV hereof of a Eurodollar  Loan
            -----------                 -----------
from one Interest Period to the next Interest Period.

     "CONVERT,"  "CONVERSION"  and  "CONVERTED"  shall  refer  to  a  conversion
      -------     ----------         ---------
pursuant  to Section  3.5 and/or  Article  XIV hereof of all or a portion of one
             ------------         ------------
Type of Loan into another Type of Loan.

     "CREDIT  PARTIES"  means,  collectively,  Borrower and each  Subsidiary  of
      ---------------
Borrower and "CREDIT PARTY" means any one of the foregoing.
              ------------
                                      10-7

     "DEBT"  means,  for any Person at any time,  without  duplication,  (a) all
      ----
obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all other indebtedness (including capitalized lease obligations, other than usual and customary oil and gas leases) of such Person on which interest charges are customarily paid or accrued, (d) all Guarantees by such Person, (e) the unfunded or unreimbursed portion of all letters of credit issued for the account of such Person, (f) any amount owed by such Person representing the deferred purchase price of property or services other than accounts payable incurred in the ordinary course of business and in accordance with customary trade terms and which are not more than one hundred twenty (120) days past the invoice date, and (g) all liability of such Person as a general partner of a partnership for obligations of such partnership of the nature described in (a) through (f) preceding.

     "DEFAULT"  means  any  condition  or event  which  constitutes  an Event of
      -------
Default or which with the giving of notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "DEFAULT RATE" means,  in respect of any principal of the Revolving Loan or
      ------------
any other amount payable by Borrower under any Loan Paper which is not paid when due (whether at stated maturity, by acceleration, or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of (i) three percent (3%), plus (ii) the Applicable Margin, plus (iii) the Base Rate as in effect from time to time (provided, that
                                                                 --------   ----
if such amount in default is principal of a Eurodollar Borrowing and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, the sum of (a) three percent (3%), plus (b) the Applicable Margin, plus (c) the Eurodollar Rate for such Borrowing for such Interest Period as provided in
Section  3.5  hereof,  and  thereafter,  the  rate  provided  for  above in this
------------
definition).

     "DES"  means  Denbury  Energy  Service,  Inc.,  which  is  a  wholly  owned
      ---
Subsidiary of Borrower.

     "DISTRIBUTION" by any Person, means (a) with respect to any stock issued by
      ------------
such Person or any partnership, joint venture, limited liability company, membership or other interest of such Person, the retirement, redemption, purchase, or other acquisition for value of any such stock or partnership, joint venture, limited liability company, membership or other interest, (b) the declaration or payment of any dividend or other distribution on or with respect to any stock, partnership, joint venture, limited liability company, membership or other interest of any Person, and (c) any other payment by such Person with respect to such stock, partnership, joint venture, limited liability company, membership or other interest of such Person.

     "DOMESTIC  BUSINESS  DAY" means any day except a Saturday,  Sunday or other
      -----------------------
day on which national banks in Dallas, Texas, are authorized by Law to close.

     "DOMESTIC LENDING OFFICE" means, as to each Bank, (a) its office located at
      -----------------------
its address  identified on Schedule 2.1 hereto as its Domestic  Lending  Office,
                           ------------
(b) its office located at its address identified on the Register (as defined in Section 15.10(b)) as its Domestic Lending


                                      10-8

Office, or (c) such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to Borrower and Administrative Agent.

     "ELIGIBLE  ASSIGNEE"  means (a) a Bank; (b) an affiliate of a Bank; and (c)
      ------------------
any other Person approved by Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 15.10, Borrower, such approval not to be unreasonably
                 -------------
withheld or delayed by Borrower or Administrative Agent, and such approval to be deemed given by Borrower if no objection is received by the assigning Bank and Administrative Agent from Borrower within two (2) Domestic Business Days after notice of such proposed assignment has been provided by the assigning Bank to Borrower; provided, however, that neither Borrower nor an affiliate of Borrower
           --------  -------  ----
shall qualify as an Eligible Assignee.

     "ENVIRONMENTAL COMPLAINT" means any complaint,  summons,  citation, notice,
      -----------------------
directive, order, claim, litigation, investigation, proceeding, judgment, letter or other communication from any federal, state or municipal authority or any other party against any Credit Party involving (a) a Hazardous Discharge from, onto or about any real property owned, leased or operated at any time by any Credit Party, (b) a Hazardous Discharge caused, in whole or in part, by any Credit Party or by any Person acting on behalf of or at the instruction of any Credit Party, or (c) any violation of any Applicable Environmental Law by any Credit Party.

     "EQUITY" means shares of capital stock or a partnership,  profits, capital,
      ------
member or other equity interest, or options, warrants or any other rights to substitute for or otherwise acquire the capital stock or a partnership, profits, capital, member or other equity interest of any Person.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
      -----
amended.

     "ERISA  AFFILIATE"  means any corporation or trade or business under common
      ----------------
control with any Credit Party as determined under section 4001(a)(14) of ERISA.

     "EURODOLLAR  BUSINESS  DAY"  means  any  Domestic  Business  Day  on  which
      -------------------------
commercial banks are open for international business (including dealings in dollar deposits) in the applicable Eurodollar interbank market.

     "EURODOLLAR LENDING OFFICE" means, as to each Bank, (a) its office,  branch
      -------------------------
or  affiliate  located at its address  identified  on Schedule 2.1 hereto as its
                                                      ------------
Eurodollar Lending Office, (b) its office, branch or affiliate located at its address identified on the Register (as defined in Section 15.10(b)) as its
                                                      -----------------
Eurodollar Lending Office, or (c) such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurodollar Lending Office by notice to Borrower and Administrative Agent.

     "EURODOLLAR  LOANS" means Loans that bear  interest at rates based upon the
      -----------------
Adjusted Eurodollar Rate.

     "EURODOLLAR  RATE" means,  for any Eurodollar  Loan for any Interest Period
      ----------------
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day

                                      10-9
of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "EURODOLLAR RATE" shall mean,
                                                   ----------------
for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen
        --------   -------
LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

     "EVENTS OF DEFAULT" has the meaning set forth in Section 12.1.
      -----------------                               ------------

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.
      ------------

     "EXHIBIT"  refers to an exhibit attached to this Agreement and incorporated
      -------
herein by reference, unless specifically provided otherwise.

     "EXISTING  CREDIT  AGREEMENT" has the meaning  assigned to such term in the
      ---------------------------
recitals  hereto.

     "EXISTING  MORTGAGES"  means  the  mortgages,   deeds  of  trust,  security
      -------------------
agreements, assignments, pledges and other documents, instruments and agreements described on Schedule 2.2 hereto, which establish Liens on certain of Borrower's
             ------------
Mineral Interests to secure Borrower's obligations under the Existing Credit Agreement.

     "EXISTING  RESERVE  REPORT" means,  collectively,  (i) an  engineering  and
      -------------------------
economic analysis of certain of the Borrowing Base Properties prepared as of June 30, 2000 by DeGolyer and MacNaughton, and (ii) an engineering and economic analysis of all Borrowing Base Properties not covered by the Reserve Report described in clause (i), prepared as of June 30, 2000 by Borrower's in-house staff.

     "FACILITY GUARANTY" means a Guaranty substantially in the form of Exhibit B
      -----------------                                                ---------
attached hereto which may be executed by a Subsidiary of Borrower in favor of Banks, pursuant to which such Subsidiary of Borrower guarantees payment and performance in full of the Obligations.

     "FEDERAL  FUNDS  RATE"  means,  for any day,  the rate per  annum  (rounded
      --------------------
upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day; provided that (a) if the day for which such rate is to be
                       -------- ----
determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (b) if such rate is not so published on such next succeeding Domestic Business Day, the Federal Funds Rate for any day shall be the average rate charged to
Administrative Agent on such day on such transactions as determined by Administrative Agent.

                                     10-10

     "FINANCIAL  OFFICER"  of any  Person  means  its Chief  Financial  Officer;
      ------------------
provided,  that if no Person serves in such capacity,  "FINANCIAL OFFICER" shall
                                                        -----------------
mean the highest ranking executive officer of such Person with responsibility for accounting, financial reporting, cash management and similar functions.

     "FISCAL QUARTER" means the three (3) month periods ending on March 31, June
      --------------
30, September 30 and December 31 of each Fiscal Year.

     "FISCAL YEAR" means a twelve (12) month period ending December 31.
      -----------

     "GAAP" means those generally accepted  accounting  principles and practices
      ----
which are recognized as such by the Securities and Exchange Commission, the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the Closing Date so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Borrower and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the said Securities and Exchange Commission, Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee thereof) in order to continue as a generally accepted accounting principle or practice may be so changed.

     "GAS BALANCING  AGREEMENT"  means any agreement or arrangement  whereby any
      ------------------------
Credit Party, or any other party having an interest in any Hydrocarbons to be produced from Mineral Interests in which any Credit Party owns an interest, has a right to take more than its proportionate share of production therefrom.

     "GOVERNMENTAL  AUTHORITY"  means  any  court  or  governmental  department,
      -----------------------
commission, board, bureau, agency, or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted or existing.

     "GUARANTEE" by any Person means any obligation, contingent or otherwise, of
      ---------
such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions, by "comfort letter" or other similar undertaking of support or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided, that the term "GUARANTEE" shall
                                       --------  ----           ---------
not include endorsements for collection or deposit in the ordinary course of business.

     "HAZARDOUS  DISCHARGE"  means any releasing,  spilling,  leaking,  pumping,
      --------------------
pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Substance from or onto any real property owned, leased or operated at any time by any Credit Party or any real property owned, leased or operated by any other party.


                                      10-11

     "HAZARDOUS  SUBSTANCE"  means any  pollutant,  toxic  substance,  hazardous
      --------------------
waste, compound, element or chemical that is defined as hazardous, toxic, noxious, dangerous or infectious pursuant to any Applicable Environmental Law or which is otherwise regulated by any Applicable Environmental Law or is required to be investigated and/or remediated by or pursuant to any Applicable Environmental Law.

     "HEDGE  AGREEMENTS"  means,   collectively,   any  agreement,   instrument,
      -----------------
arrangement or schedule or supplement thereto evidencing any Hedge Transaction.

     "HEDGE  TRANSACTION" means any commodity,  interest rate, currency or other
      ------------------
swap, option, collar, futures contract or other contract pursuant to which a Person hedges risks related to commodity prices, interest rates, currency exchange rates, securities prices or financial market conditions. Hedge Transactions expressly includes Oil and Gas Hedge Transactions.

     "HYDROCARBONS"  means oil, gas,  casinghead  gas, drip  gasolines,  natural
      ------------
gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including, but not limited to, sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including, without limitation, all gas resulting from the in-situ combustion of coal or lignite.

     "IMMATERIAL  TITLE  DEFICIENCIES"  means,  with respect to  Borrowing  Base
      -------------------------------
Properties, defects or clouds on title, discrepancies in reported net revenue and working interest ownership percentages and other Liens, defects, discrepancies and similar matters which do not, individually or in the aggregate, affect Borrowing Base Properties with a Recognized Value greater than five percent (5%) of the Recognized Value of all of such Borrowing Base Properties.

     "INDIRECT  SUBSIDIARY" has the meaning given such term in the definition of
      --------------------
"SUBSIDIARY PLEDGE AGREEMENT."
 ---------------------------

     "INITIAL   BORROWING  BASE"  means  a  Borrowing  Base  in  the  amount  of
      -------------------------
$110,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

     "INITIAL  CONFORMING  BORROWING BASE" means a Conforming  Borrowing Base in
      -----------------------------------
the amount of $110,000,000, which shall be in effect during the period commencing on the Closing Date and continuing until the first Redetermination after the Closing Date.

     "INITIAL REQUIRED RESERVE VALUE" means Proved Mineral Interests that have a
      ------------------------------
Recognized Value of not less than seventy-three percent (73%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries.

     "INTEREST PERIOD" means, with respect to each Eurodollar Borrowing and each
      ---------------
Continuation of Eurodollar Loans and each Conversion of all or part of the Base Rate Loan to Eurodollar Loans, the period commencing on the date of such Borrowing, Continuation or Conversion and ending one (1), two (2), three (3) or six (6), and, if available to all Banks, nine

                                     10-12

(9) or twelve (12) months thereafter, as Borrower may elect in the applicable Request for Borrowing or Notice of Continuation or Conversion; provided, that:
                                                               --------  ----

               (a) any Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

               (b) any Interest Period which begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Eurodollar Business Day of a calendar month;

               (c) if any Interest Period includes a date on which any payment of principal of the Eurodollar Loans which are the subject of such Borrowing, Continuation or Conversion is required to be made hereunder, but does not end on such date, then (i) the principal amount of such Eurodollar Loans required to be repaid on such date shall have an Interest Period ending on such date, and (ii) the remainder of each such Eurodollar Loans shall have an Interest Period determined as set forth above; and

               (d) no Interest Period shall extend past the Termination Date.

     "INVESTMENT"  means,  with  respect  to  any  Person,  any  loan,  advance,
      ----------
extension of credit, capital contribution to, investment in or purchase of the stock or other securities of, or interests in, any other Person; provided, that,
                                                                 --------  ----
"INVESTMENT"  shall not include  current  customer and trade  accounts which are
 ----------
payable in accordance with customary trade terms.

     "LAWS"  means  all  applicable  statutes,  laws,  ordinances,  regulations,
      ----
orders, writs, injunctions, or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

     "LENDING  OFFICE" means, as to any Bank, its Domestic Lending Office or its
      ---------------
Eurodollar Lending Office, as the context may require.

     "LETTER  OF  CREDIT  EXPOSURE"  of any Bank  means  such  Bank's  aggregate
      ----------------------------
participation in the unfunded portion and the funded but unreimbursed portion of Letters of Credit outstanding at any time.

     "LETTER OF CREDIT FEE" means,  with respect to any Letter of Credit  issued
      --------------------
hereunder, a fee in an amount equal to the greater of (a) $500, or (b) a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Conforming Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:


                                     10-13

   Ratio of Outstanding Credit to         Per Annum Letter of Credit Fee
     Conforming Borrowing Base                      Percentage
            <=. 50 to 1                               1.250%
     >. 50 to 1 and <= .75 to 1                       1.500%
     >. 75 to 1 and <= .90 to 1                       1.750%
     > .90 to 1 and <= 1.0 to 1                       2.000%
             > 1.0 to 1                               2.375%
==================================== =========================================

     "LETTER OF CREDIT FRONTING FEE" means, with respect to any Letter of Credit
      -----------------------------
issued hereunder with a stated amount of $1,000,000 or greater, a fee equal to one eighth of one percent (.125%) per annum of the stated amount of such Letter of Credit.

     "LETTERS  OF  CREDIT"  means  letters of credit  issued for the  account of
      -------------------
Borrower pursuant to Section 3.1(b).
                     --------------

     "LIEN"  means,  with  respect to any asset,  any  mortgage,  lien,  pledge,
      ----
charge, security interest, financing statement or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, the Credit Parties shall be deemed to own subject to a Lien any asset which is acquired or held subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "LOAN PAPERS" means this Agreement, the Notes, each Facility Guaranty which
      -----------
may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Amendments to Existing Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, and all other certificates, documents or instruments
            -----------
delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     "MARGIN REGULATIONS" means Regulations T, U and X of the Board of Governors
      ------------------
of the Federal Reserve System, as in effect from time to time.

     "MARGIN STOCK" means "margin stock" as defined in Regulation U.
      ------------

     "MARINE"  means  Denbury  Marine  L.L.C.,  a  Louisiana  limited  liability
      ------
company, which is a wholly owned Subsidiary of Borrower.

     "MATERIAL ADVERSE CHANGE" means any circumstance or event that has or would
      -----------------------
reasonably be expected to have a Material Adverse Effect.

     "MATERIAL  ADVERSE  EFFECT"  means a  material  adverse  effect  on (a) the
      -------------------------
assets, liabilities, financial condition, results of operations or prospects of any Credit Party, or the Credit Parties taken as a whole, (b) the right or ability of any Credit Party to fully, completely and timely perform its obligations under the Loan Papers, (c) the validity or enforceability of any Loan

                                     10-14

Paper against any Credit Party which is a party thereto, or (d) the validity, perfection or priority of any material Lien intended to be created under or pursuant to any Loan Paper to secure the Obligations.

     "MATERIAL   AGREEMENT"  means  any  material  written  or  oral  agreement,
      --------------------
contract, commitment, or understanding to which a Person is a party, by which such Person is directly or indirectly bound, or to which any assets of such Person may be subject, which is not cancelable by such Person upon notice of thirty (30) days or less without liability for further payment other than nominal penalty.

     "MATERIAL  GAS  IMBALANCE"   means,  with  respect  to  all  Gas  Balancing
      ------------------------
Agreements to which any Credit Party is a party or by which any Mineral Interest owned by any Credit Party is bound, a net gas imbalance to any Credit Party in excess of $1,000,000.

     "MAXIMUM  LAWFUL RATE" means,  for each Bank,  the maximum rate (or, if the
      --------------------
context so permits or requires, an amount calculated at such rate) of interest which, at the time in question would not cause the interest charged on the portion of the Revolving Loan owed to such Bank at such time to exceed the maximum amount which such Bank would be allowed to contract for, charge, take, reserve, or receive under applicable Laws after taking into account, to the extent required by applicable Laws, any and all relevant payments or charges under the Loan Papers. To the extent the Laws of the State of Texas are applicable for purposes of determining the "MAXIMUM LAWFUL RATE," such term
                                               ---------------------
shall mean the "indicated rate ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended, substituted for or restated, or, if permitted by applicable Law and effective upon the giving of the notices required by such Chapter 303 (or effective upon any other date otherwise specified by applicable Law), the "quarterly ceiling" or "annualized ceiling" from time to time in effect under such Chapter 303, whichever Administrative Agent (with the approval of Required Banks) shall elect to substitute for the "indicated rate ceiling," and vice versa, each such substitution to have the effect provided in such Chapter 303, and Administrative Agent (with the approval of Required Banks) shall be entitled to make such election from time to time and one or more times and, without notice to Borrower, to leave any such substitute rate in effect for subsequent periods in accordance with such Chapter 303.

     "MINERAL INTERESTS" means rights, estates,  titles, and interests in and to
      -----------------
oil and gas leases and any oil and gas interests, royalty and overriding royalty interest, production payment, net profits interests, oil and gas fee interests, and other rights therein, including, without limitation, any reversionary or carried interests relating to the foregoing, together with rights, titles, and interests created by or arising under the terms of any unitization, communization, and pooling agreements or arrangements, and all properties, rights and interests covered thereby, whether arising by contract, by order, or by operation of Laws, which now or hereafter include all or any part of the foregoing.

     "MORTGAGES" means all mortgages,  deeds of trust,  amendments to mortgages,
      ---------
security agreements, assignments of production, pledge agreements, collateral mortgages, collateral chattel mortgages, collateral assignments, financing statements and other documents, instruments and agreements evidencing, creating, perfecting or otherwise establishing the Liens required by


                                     10-15

Section 6.1 hereof. All Mortgages shall be in form and substance satisfactory to
-----------
Administrative Agent in its sole discretion.

     "NET CASH  PROCEEDS"  means (a) the gross  proceeds  received by any Credit
      ------------------
Party from any Securities Offering, less (b) underwriters discounts and commissions, legal, accounting and other professional fees and expenses and other usual and customary transaction costs, in each case only to the extent paid or payable by a Credit Party in cash.

     "NOTE" means a promissory note of Borrower  payable to the order of a Bank,
      ----
in  substantially  the form of Exhibit C hereto,  in the  amount of such  Bank's
                               ---------
Commitment, evidencing the obligation of Borrower to repay to such Bank its Commitment Percentage of the Revolving Loan, together with all modifications, extensions, renewals, and rearrangements thereof, and "NOTES" means all of such
                                                        -----
Notes collectively.

     "NOTICE OF CONTINUATION OR CONVERSION" has the meaning set forth in Section
      ------------------------------------                               -------
3.5(c).
------

     "OBLIGATIONS"  means all present and future  indebtedness,  obligations and
      -----------
liabilities, and all renewals and extensions thereof, or any part thereof, of each Credit Party to Administrative Agent or to any Bank or any Affiliate of any Bank arising pursuant to the Loan Papers or pursuant to any Hedge Agreement or Hedge Transaction entered into with any Bank or any Affiliate of any Bank, and all interest accrued thereon and costs, expenses, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several or joint and several.

     "OIL & GAS HEDGE TRANSACTION"  means a Hedge Transaction  pursuant to which
      ---------------------------
any Person hedges the price to be received by it for future production of Hydrocarbons.

     "OUTSTANDING  CREDIT"  means,  on any  date,  the sum of (a) the  aggregate
      -------------------
outstanding Letter of Credit Exposure on such date including the Letter of Credit Exposure attributable to Letters of Credit to be issued on such date, plus (b) the aggregate outstanding principal balance of the Revolving Loan on such date, including the amount of any Borrowing to be made on such date.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation  or any  entity
      ----
succeeding to any or all of its functions under ERISA.

     "PERMITTED ENCUMBRANCES" means with respect to any asset:
      ----------------------

               (a) Liens securing the Obligations;

               (b) minor defects in title which do not secure the payment of money and otherwise have no material adverse effect on the value or the operation of the subject property, and for the purposes of this Agreement, a minor defect in title shall include, but not be limited to, easements, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of

                                     10-16
               the properties of any Credit Party that are customarily granted in the oil and gas industry;

               (c) inchoate statutory or operators' Liens securing obligations for labor, services, materials and supplies furnished to Mineral Interests which are not delinquent (except to the extent permitted by Section 9.7);
                            -----------

               (d) mechanic's, materialmen's, warehouseman's, journeyman's and carrier's Liens and other similar Liens arising by operation of Law in the ordinary course of business which are not delinquent (except to the extent permitted by Section 9.7);
                                                  -----------

               (e) Liens for Taxes or assessments not yet due or not yet delinquent, or, if delinquent, that are being contested in good faith in the normal course of business by appropriate action, as permitted by Section 9.7;
                            -----------

               (f) lease burdens payable to third parties which are deducted in the calculation of discounted present value in the Reserve Report including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest;


               (g) "Permitted Encumbrances" as that term is defined in the Existing Mortgages; and

               (h) Liens, charges and encumbrances upon Borrower's assets, other than Proved Mineral Interests, which in the aggregate, do not have a value in excess of $1,000,000.

     "PERMITTED  INVESTMENTS" means (a) readily marketable direct obligations of
      ----------------------
the United States of America (or investments in mutual funds or similar funds which invest solely in such obligations), (b) fully insured time deposits and certificates of deposit with maturities of one year or less of any commercial bank operating in the United States having capital and surplus in excess of $500,000,000, (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest ratings categories of Standard and Poor's Corporation or Moody's Investors Service, (d) Investments by any Credit Party in a Subsidiary of Borrower that has provided a Facility Guaranty and the Equity of which has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement, and
(e)  other  Investments;  provided,  that,  the  aggregate  amount  of all other
                          --------   ----
Investments made pursuant to this clause (e) outstanding at any time shall not exceed $1,000,000 (measured on a cost basis).

     "PERMITTED SUBORDINATE DEBT" means Debt of Borrower resulting from a single
      --------------------------
issue of Borrower's 9% Senior Subordinated Notes Due 2008 in an aggregate outstanding principal balance of not greater than $125,000,000, and which (a) is fully subordinated to the Obligations pursuant to subordination provisions which have been approved by Required Banks, and (b) is not subject to negative covenants or events of default (or other provisions which have the same effect as negative covenants or events of default) which have not been approved by Required Banks.

                                     10-17

     "PERSON" means an individual, a corporation, a partnership, an association,
      ------
a trust or any other entity or organization, including a Government Authority.

     "PLAN" means an employee benefit plan within the meaning of section 3(3) of
      ----
ERISA, and any other similar plan, policy or arrangement, including an employment contract, whether formal or informal and whether legally binding or not, under which any Credit Party or an ERISA Affiliate of a Credit Party has any current or future obligation or liability or under which any present or former employee of any Credit Party or an ERISA Affiliate of a Credit Party, or such present or former employee's dependents or beneficiaries, has any current or future right to benefits resulting from the present or former employee's employment relationship with any Credit Party or an ERISA Affiliate of a Credit Party.

     "PRIME RATE" means the per annum rate of interest  established from time to
      ----------
time by Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by Administrative Agent to its customers.

     "PROVED MINERAL  INTERESTS" means,  collectively,  Proved Producing Mineral
      -------------------------
Interests, Proved Nonproducing Mineral Interests, and Proved Undeveloped Mineral Interests.

     "PROVED  NONPRODUCING  MINERAL INTERESTS" means all Mineral Interests which
      ---------------------------------------
constitute proved developed nonproducing reserves.

     "PROVED  PRODUCING  MINERAL  INTERESTS"  means all Mineral  Interests which
      -------------------------------------
constitute proved developed producing reserves.

     "PROVED  UNDEVELOPED  MINERAL  INTERESTS" means all Mineral Interests which
      ---------------------------------------
constitute proved undeveloped reserves.

     "QUALIFIED  PURPOSE"  means (i) the purchase by Borrower of Proved  Mineral
      ------------------
Interests, or (ii) capital expenditures made by Borrower to maintain, enhance or develop Proved Mineral Interests owned by Borrower; provided, that, the portion
                                                     --------  ----
of the aggregate  amount of all  Borrowings  made during any period during which
Section  10.14 is in effect  hereunder  which is  utilized  to  purchase  Proved
--------------
Mineral  Interests  which is in excess  of the  "QUALIFIED  AMOUNT"  will not be
                                                 -----------------
deemed to be utilized for a "Qualified Purpose." As used herein, "qualified amount" means, with respect to Proved Mineral Interests acquired with the proceeds of Borrowings made during any period during which Section 10.14 is in
                                                             -------------
effect hereunder, an amount equal to two hundred percent (200%) of the Recognized Value of that portion of such Proved Mineral Interests which constitute Proved Producing Mineral Interests.

     "QUARTERLY  DATE" means the last day of each  March,  June,  September  and
      ---------------
December.

     "RECOGNIZED VALUE" means, with respect to Mineral Interests, the portion of
      ----------------
the Borrowing Base which Bank of America attributes to such Mineral Interests for purposes of the most recent redetermination of the Borrowing Base pursuant to Article V hereof (or for purposes of determining the initial Borrowing Base
   ---------
in the event no such redetermination has occurred), based upon the discounted present value of the estimated net cash flow to be realized from the production of Hydrocarbons from such Mineral Interests.

                                     10-18

     "REDETERMINATION"   means  any   Scheduled   Redetermination   or   Special
      ---------------
Redetermination.

     "REDETERMINATION   DATE"   means  (a)  with   respect   to  any   Scheduled
      ----------------------
Redetermination, each October 1 and April 1, commencing April 1, 2001, and (b) with respect to any Special Redetermination, the first day of the first month which is not less than twenty (20) Domestic Business Days following the date of a request for a Special Redetermination.

     "REGULATION A" means  Regulation A of the Board of Governors of the Federal
      ------------
Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "REGULATION D" means  Regulation D of the Board of Governors of the Federal
      ------------
Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "REGULATION U" means  Regulation U of the Board of Governors of the Federal
      ------------
Reserve System, 12 C.F.R. Part 221, as in effect from time to time.

     "REQUEST FOR BORROWING" has the meaning set forth in Section 3.2(a).
      ---------------------                               --------------

     "REQUEST FOR LETTER OF CREDIT" has the meaning set forth in Section 3.3(a).
      ----------------------------                               --------------

     "REQUIRED  BANKS" means Banks  holding at least  sixty-six  and  two-thirds
      ---------------
percent (66 2/3%) of the Total Commitment.

     "REQUIRED CONSOLIDATED TANGIBLE NET WORTH" means,  initially,  $50,000,000;
      ----------------------------------------
provided, that, the Required Consolidated Tangible Net Worth shall increase (but
--------  ----
not decrease) above the Required Consolidated Tangible Net Worth previously in effect pursuant to this definition (i) on each Quarterly Date (commencing December 31, 2000) by an amount equal to fifty percent (50%) of Borrower's Consolidated Net Income for the Fiscal Quarter then ended, and (ii) on the date of any issuance by Borrower of its equity securities by an amount equal to fifty percent (50%) of the net proceeds received by Borrower from the issuance of such securities.

     "REQUIRED  RESERVE  VALUE"  means  Proved  Mineral  Interests  that  have a
      ------------------------
Recognized Value of not less than eighty-five percent (85%) of the Recognized Value of all Proved Mineral Interests held by Borrower and its Subsidiaries.

     "RESERVE REPORT" means an unsuperseded  engineering analysis of the Mineral
      --------------
Interests owned by Borrower, in form and substance reasonably acceptable to Required Banks, prepared in accordance with customary and prudent practices in the petroleum engineering industry and Financial Accounting Standards Board Statement 69. Each Reserve Report required to be delivered by February 28 of each year pursuant to Section 5.1 shall be prepared by the Approved Petroleum
                       -----------
Engineer. Each other Reserve Report shall be prepared by either (i) the Approved Petroleum Engineer, or (ii) Borrower's in-house staff. Notwithstanding the foregoing, in connection with any Special Redetermination requested by Borrower, the Reserve Report shall be in form and scope mutually acceptable to Borrower and Required Banks. Until superseded, the Existing Reserve Report shall be considered the Reserve Report.

     "RESERVE  REQUIREMENT"  means,  at any  time,  the  maximum  rate at  which
      --------------------
reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are

                                     10-19
required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to
(i) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

     "RESTRICTED   PAYMENT"  means,   with  respect  to  any  Person,   (a)  any
      --------------------
Distribution by such Person, (b) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person, or (c) except as otherwise approved by Required Banks, the retirement, redemption or payment by Borrower or any affiliate of Borrower of any part of the principal of the Permitted Subordinate Debt at any time prior to the termination of all Commitments and the payment and performance in full of the Obligations.

     "REVOLVING LOAN" means the revolving  credit loan in an amount  outstanding
      --------------
at any time not to exceed the amount of the Total Commitment then in effect less the amount of the Letter Credit Exposure then outstanding to be made by Banks to Borrower in accordance with Section 3.1 hereof. The Revolving Loan may be
                                -----------
comprised of the Base Rate Loan and one or more Eurodollar Loans as Borrower may select in a Request for Borrowing or a Notice of Continuation or Conversion.

     "SCHEDULE"  means a "schedule"  attached to this Agreement and incorporated
      --------
herein by reference, unless specifically indicated otherwise.

     "SCHEDULED REDETERMINATION" means any Redetermination of the Borrowing Base
      -------------------------
and the Conforming Borrowing Base pursuant to Section 5.2.
                                              -----------

     "SECTION"  refers to a "section" or "subsection"  of this Agreement  unless
      -------
specifically indicated otherwise.

     "SECURITIES  OFFERING"  means the  issuance or sale by any Credit  Party of
      --------------------
Debt securities at any time on or after the Closing Date.

     "SOLE LEAD ARRANGER"  means Banc of America  Securities LLC in its capacity
      ------------------
as sole lead arranger for the credit facility hereunder or any successor thereto.

     "SPECIAL  REDETERMINATION"  means any Redetermination of the Borrowing Base
      ------------------------
pursuant to Section 5.3.
            -----------

     "SUBSIDIARY"  means,  for any Person,  any  corporation  or other entity of
      ----------
which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Person and any Subsidiaries of such Person. The term "SUBSIDIARY" shall include Subsidiaries of Subsidiaries (and so
                  ----------
on).

                                     10-20

     "SUBSIDIARY PLEDGE AGREEMENT" means a Pledge Agreement substantially in the
      ---------------------------
form of Exhibit E attached hereto (with applicable conforming changes) which may
        ---------
be executed by each existing and/or future Subsidiary of Borrower to the extent such Subsidiary owns any outstanding Equity of any other Subsidiary of Borrower (for purposes of this definition and Section 6.1(d) hereof, such Subsidiary is
                                      --------------
referred to herein and therein as an "INDIRECT  SUBSIDIARY"),  pursuant to which
                                      --------------------
such Indirect Subsidiary shall pledge to Administrative Agent, for the ratable benefit of Banks, all of the issued and outstanding Equity owned by such Indirect Subsidiary of each Subsidiary of such Indirect Subsidiary described therein to secure the Obligations.

     "TAXES"  means  all  taxes,  assessments,  filing  or other  fees,  levies,
      -----
imposts, duties, deductions, withholdings, stamp taxes, capital transaction taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any Governmental Authority. "TAX" means any one of the foregoing.
            ---

     "TERMINATION DATE" means December 31, 2003.
      ----------------

     "TEXAS  PACIFIC  GROUP" means,  collectively,  TGP Partners,  L.P.,  T.G.P.
      ---------------------
Parallel, L.P., and any of their Affiliates.

     "TOTAL  COMMITMENT"  means  the  Commitments  of all  Banks  in an  initial
      -----------------
aggregate amount of $300,000,000 as such amount shall be reduced from time to time pursuant to Section 3.8 and Section 3.9.
                 -----------     -----------

     "TRI" means  Tallahatchie  Resources,  Inc., a Texas corporation which is a
      ---
wholly owned Subsidiary of Borrower.

     "TYPE" means, with reference to a Revolving Loan, the  characterization  of
      ----
such Revolving Loan as the Base Rate Loan or a Eurodollar Loan based on the method by which the accrual of interest on such Revolving Loan is calculated.

     "UNPROVED  RESERVES" means Mineral Interests which do not constitute Proved
      ------------------
Mineral Interests.

     Section  2.2.  ACCOUNTING  TERMS  AND   DETERMINATIONS.   Unless  otherwise
                    ---------------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be expressed in U.S. dollars and shall be prepared in accordance with GAAP, applied on a basis consistent with the most recent audited consolidated financial statements of Borrower and its Consolidated Subsidiaries delivered to Banks except for changes concurred in by Borrower's independent certified public accountants and which are disclosed to Administrative Agent on the next date on which financial statements are required to be delivered to Banks pursuant to Section 9.1(a) or Section 9.1(b); provided
                                     --------------    --------------   --------
that,  unless Required Banks shall  otherwise  agree in writing,  no such change
----
shall modify or affect the manner in which compliance with the covenants contained in Article XI are computed such that all such computations shall be
             ---------
conducted utilizing financial information presented consistently with prior periods.

                                     10-21

     Section 2.3.  PETROLEUM TERMS. As used herein, the terms "PROVED RESERVES,"
                   ---------------                             ---------------
"PROVED DEVELOPED  RESERVES,"  "PROVED DEVELOPED  PRODUCING  RESERVES,"  "PROVED
 --------------------------     -------------------------------------     ------
DEVELOPED  NONPRODUCING  RESERVES," and "PROVED  UNDEVELOPED  RESERVES" have the
---------------------------------        -----------------------------
meaning given such terms from time to time and at the time in question by the Society of Petroleum Engineers of the American Institute of Mining Engineers.

     Section 2.4. MONEY. Unless expressly stipulated  otherwise,  all references
                  -----
herein to "DOLLARS,"  "MONEY,"  "FUNDS,"  "PAYMENTS,"  "PREPAYMENTS"  or similar
           -------     -----     -----     --------     -----------
financial or monetary terms, are references to currency of the United States of America.

                                   ARTICLE III

                                   THE CREDIT
                                   ----------

     Section 3.1.    COMMITMENTS.
                     -----------

     (a) Each Bank severally agrees,  subject to Section 3.1(c), Section 7.1 and
                                                 --------------  -----------
Section 7.2 and the other terms and conditions set forth in this  Agreement,  to
-----------
lend to  Borrower  from  time to time  prior  to the  Termination  Date  amounts requested by Borrower not to exceed in the aggregate at any one time outstanding, the amount of such Bank's Commitment reduced by an amount equal to such Bank's Letter of Credit Exposure. Each Borrowing shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any Base Rate Borrowing may be in an amount equal to the Availability at such time), and (ii) shall be made from the Banks ratably in accordance with their respective Commitment Percentages. Subject to the foregoing limitations and the other provisions of this Agreement, prior to the Termination Date Borrower may borrow under this Section 3.1(a), repay amounts
                                                 ---------------
borrowed and request new Borrowings to be made under this Section 3.1(a).
                                                          --------------

     (b) Administrative Agent will, from time to time prior to the Termination Date, upon request by Borrower, issue Letters of Credit for the account of Borrower or any Subsidiary of Borrower designated by Borrower, so long as (i) the sum of (A) the total Letter of Credit Exposure then existing, and (B) the amount of the requested Letter of Credit does not exceed ten percent (10%) of the lesser of (y) the Total Commitment, and (z) the Conforming Borrowing Base, and (ii) Borrower would be entitled to a Borrowing under Section 3.1(a) and
                                                             ---------------
Section  3.1(c) in the amount of the requested  Letter of Credit.  Not less than
---------------
three (3) Domestic Business Days prior to the requested date of issuance of any such Letter of Credit, Borrower (and any Subsidiary for whose account such Letter of Credit is being issued) shall execute and deliver to Administrative Agent, Administrative Agent's customary letter of credit application. Each Letter of Credit shall be in the minimum amount of $10,000 and shall be in form and substance acceptable to Administrative Agent. No Letter of Credit shall have an expiration date later than the earlier of (i) the Termination Date, or (ii) one (1) year from the date of issuance. Upon the date of issuance of a Letter of Credit, Administrative Agent shall be deemed to have sold to each other Bank, and each other Bank shall be deemed to have unconditionally and irrevocably purchased from Administrative Agent, a non recourse participation in the related Letter of Credit and Letter of Credit Exposure equal to such Bank's Commitment Percentage of such Letter of Credit and Letter of Credit Exposure. Upon request of any Bank, but not less often than quarterly, Administrative Agent shall provide notice to each Bank by telephone, teletransmission


                                     10-22
or telex setting forth each Letter of Credit issued and outstanding pursuant to the terms hereof and specifying the beneficiary and expiration date of each such Letter of Credit, each Bank's percentage of each such Letter of Credit and the actual dollar amount of each Bank's participation held by Administrative Agent thereof for such Bank's account and risk. At the time of issuance of each Letter of Credit, Borrower shall pay to Administrative Agent in respect of such Letter of Credit (a) the applicable Letter of Credit Fee, and (b) to the extent the stated amount of such Letter of Credit is equal to or in excess of $1,000,000, the applicable Letter of Credit Fronting Fee. Administrative Agent shall distribute the Letter of Credit Fee payable upon the issuance of each Letter of Credit to Banks in accordance with their respective Commitment Percentages, and Administrative Agent shall retain the Letter of Credit Fronting Fee for its own account. Any (y) material amendment or modification, or (z) renewal or extension of any Letter of Credit shall be deemed to be the issuance of a new Letter of Credit for purposes of this Section 3.1(b). Notwithstanding anything to the
                              ---------------
contrary contained herein, Borrower shall pay to Administrative Agent in connection with any amendment or modification of any nature, Administrative Agent's usual and customary fees for amendments or modifications to, and processing of, Letters of Credit.

     Immediately upon the occurrence of an Event of Default and the acceleration of the Obligations hereunder, Borrower shall deposit with Administrative Agent cash in such amounts as Administrative Agent may request, up to a maximum amount equal to the aggregate existing Letter of Credit Exposure of all Banks; provided, that, in the case of any of the Events of Default specified in Section
--------  ----                                                           -------
12.1(g) or Section 12.1(h),  an amount equal to the aggregate existing Letter of
-------    ---------------
Credit Exposure of all Banks shall be due and payable without any notice to Borrower or any other act by Administrative Agent or any Bank. Any amounts so deposited shall be held by Administrative Agent for the ratable benefit of all Banks as security for the outstanding Letter of Credit Exposure and the other Obligations, and Borrower will, in connection therewith, execute and deliver such security agreements in form and substance satisfactory to Administrative Agent which Administrative Agent may, in its discretion, require. As drafts or demands for payment are presented under any Letter of Credit, Administrative Agent shall apply such cash to satisfy such drafts or demands. When all Letters of Credit have expired and the Obligations have been repaid in full (and no Bank has any obligation to lend or issue Letters of Credit hereunder) or such Event of Default has been cured to the satisfaction of Required Banks, Administrative Agent shall release to Borrower any remaining cash deposited under this Section
                                                                         -------
3.1(b). Whenever Borrower is required to make deposits under this Section 3.1(b)
------                                                            --------------
and fails to do so on the day such deposit is due, Administrative Agent or any Bank may, without notice to Borrower, make such deposit (whether by application of proceeds of any collateral for the Obligations, by transfers from other accounts maintained with any Bank or otherwise) using any funds then available to any Bank of any Credit Party, any guarantor or any other party liable for repayment of the Obligations.

     Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to reimburse Administrative Agent immediately upon demand by Administrative Agent, and in immediately available funds, for any payment or disbursement made by Administrative Agent under any Letter of Credit issued by it. Payment shall be made by Borrower with interest on the amount so paid or disbursed by Administrative Agent from and including the date payment is made under any Letter of Credit to and including the date of payment, at the lesser of (i) the Maximum Lawful Rate, or (ii) the Default Rate. The obligations of Borrower under this


                                     10-23
paragraph will continue until all Letters of Credit have expired and all reimbursement obligations with respect thereto have been paid in full by Borrower and until all other Obligations shall have been paid in full.

     Borrower shall be obligated to reimburse Administrative Agent upon demand for all amounts paid under Letters of Credit as set forth in the immediately preceding paragraph hereof; provided, however, if Borrower for any reason fails
                            --------   -------
to reimburse Administrative Agent in full upon demand, Banks shall reimburse Administrative Agent in accordance with each Banks' Commitment Percentage for amounts due and unpaid from Borrower as set forth hereinbelow; provided,
                                                                       --------
however,  that no such  reimbursement  made by Banks shall discharge  Borrower's
-------
obligations to reimburse Administrative Agent. All reimbursement amounts payable by any Bank under this Section 3.1(b) shall include interest thereon at the
                       ---------------
Federal Funds Rate, from the date of the payment of such amounts by Administrative Agent to the date of reimbursement by such Bank. No Bank shall be liable for the performance or nonperformance of the obligations of any other Bank under this paragraph. The reimbursement obligations of Banks under this paragraph shall continue after the Termination Date and shall survive termination of this Agreement and the other Loan Papers.

     Borrower shall indemnify and hold Administrative Agent and each Bank, and their respective officers, directors, representatives and employees harmless from loss for any claim, demand or liability which may be asserted against any or such indemnified party in connection with actions taken under Letters of Credit or in connection therewith (including losses resulting from the negligence of any or such indemnified party), and shall pay each indemnified party for reasonable fees of attorneys and legal costs paid or incurred by each indemnified party in connection with any matter related to Letters of Credit, except for losses and liabilities incurred as a direct result of the gross negligence or willful misconduct of such indemnified party, IT BEING THE EXPRESS INTENTION OF THE PARTIES THAT EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED FOR THE CONSEQUENCES OF ITS OWN ORDINARY NEGLIGENCE. If Borrower for any reason fails to indemnify or pay such indemnified party as set forth herein in full, Banks shall indemnify and pay such indemnified party upon demand, in accordance with each Bank's Commitment Percentage of such amounts due and unpaid from Borrower; provided, however, that, no such payment made by Banks
                          --------  -------  ----
shall discharge Borrower's obligation to indemnify or pay such indemnified party in accordance with the terms hereof. The provisions of this paragraph shall survive the termination of this Agreement.

     Administrative Agent does not make any representation or warranty, and does not assume any responsibility with respect to the validity, legality, sufficiency or enforceability of any letter of credit application executed and delivered in connection with any Letter of Credit issued hereunder or any document relative thereto or to the collectibility thereunder. Administrative Agent does not assume any responsibility for the financial condition of Borrower or for the performance of any obligation of Borrower. Administrative Agent may use its discretion with respect to exercising or refraining from exercising any rights, or taking or refraining from taking any action which may be vested in it or which it may be entitled to take or assert with respect to any Letter of Credit or any letter of credit application. FURTHERMORE, EXCEPT AS SET FORTH HEREIN, ADMINISTRATIVE AGENT SHALL BE UNDER NO LIABILITY TO ANY BANK, WITH RESPECT TO ANYTHING ADMINISTRATIVE AGENT MAY

                                     10-24

DO OR REFRAIN FROM DOING IN THE EXERCISE OF ITS JUDGMENT, THE SOLE LIABILITY AND RESPONSIBILITY OF ADMINISTRATIVE AGENT BEING TO HANDLE EACH BANK'S SHARE ON AS FAVORABLE A BASIS AS ADMINISTRATIVE AGENT HANDLES ITS OWN SHARE. ADMINISTRATIVE AGENT SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES EXCEPT THOSE EXPRESSLY SET FORTH HEREIN AND THOSE DUTIES AND LIABILITIES SHALL BE SUBJECT TO THE LIMITATIONS AND QUALIFICATIONS SET FORTH HEREIN. FURTHERMORE, NEITHER ADMINISTRATIVE AGENT, NOR ANY OF ITS DIRECTORS, OFFICERS, OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED (WHETHER OR NOT SUCH ACTION TAKEN OR OMITTED IS EXPRESSLY SET FORTH HEREIN) UNDER OR IN CONNECTION HEREWITH OR UNDER ANY OTHER INSTRUMENT OR DOCUMENT IN CONNECTION HEREWITH, EXCEPT FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Administrative Agent shall not incur any liability to any Bank, Borrower, or any Affiliate of any Bank or Borrower, in acting upon any notice, document, order, consent, certificate, warrant or other instrument reasonably believed by Administrative Agent to be genuine or authentic and to be signed by the proper party.

     (c) No Bank will be obligated to lend to Borrower hereunder or incur Letter of Credit Exposure, and Borrower shall not be entitled to borrow hereunder or obtain Letters of Credit hereunder, in an amount which would cause the Outstanding Credit to exceed the Borrowing Base then in effect. No Bank shall be obligated to fund Borrowings hereunder and Borrower shall not be entitled to Borrowings hereunder during the existence of a Borrowing Base Deficiency. Nothing in this Section 3.1(c) shall be deemed to limit any Bank's obligation to
                --------------
reimburse Administrative Agent with respect to its participation in Letters of Credit as a result of the drawing under any Letter of Credit pursuant to Section
                                                                         -------
3.1(b).
------

     Section 3.2.     METHOD OF BORROWING.
                      -------------------

     (a) In order to request any  Borrowing  under Section 3.1,  Borrower  shall
                                                   -----------
hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Borrowing (herein so called) prior to 12:00 noon (Dallas, Texas time), (i) at least one (1) Domestic Business Day before the Borrowing Date specified for a proposed Base Rate Borrowing, and (ii) at least three (3) Eurodollar Business Days before the Borrowing Date of a proposed Eurodollar Borrowing. Each such Request for Borrowing shall be substantially in the form of Exhibit F attached
                                                              ---------
hereto, and shall specify:

               (i) the Borrowing Date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Eurodollar Business Day in the case of a Eurodollar Borrowing;

               (ii) the aggregate amount of such Borrowing;

               (iii) whether such Borrowing is to be a Base Rate Borrowing or a Eurodollar Borrowing; and


                                     10-25

               (iv) in the case of a Eurodollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     (b) Upon receipt of a Request for Borrowing, Administrative Agent shall promptly notify each Bank of the contents thereof and the amount of the Borrowing to be loaned by such Bank pursuant thereto, and such Request for Borrowing shall not thereafter be revocable by Borrower.

     (c) Not later than 12:00 noon (Dallas, Texas time) on the date of each Borrowing, each Bank shall make available its Commitment Percentage of such Borrowing, in Federal or other funds immediately available in Dallas, Texas to Administrative Agent at its address set forth on Schedule 2.1 hereto.
                                                          -------------
Notwithstanding the foregoing, if Borrower delivers to Administrative Agent a Request for Borrowing prior to 10:00 a.m. (Dallas, Texas time) on a Domestic Business Day requesting a Base Rate Borrowing on such day, each Bank shall use its best efforts to make available to Administrative Agent its Commitment Percentage of such Borrowing by 1:00 p.m. (Dallas, Texas time) on the same day. Unless Administrative Agent determines that any applicable condition specified in Section 7.2 has not been satisfied, Administrative Agent will make the funds
   -----------
so received from Banks available to Borrower at Administrative Agent's aforesaid address.

     Section 3.3.     METHOD OF REQUESTING LETTERS OF CREDIT.
                      --------------------------------------

     (a) In order to request any Letter of Credit hereunder, Borrower shall hand deliver, telex or telecopy to Administrative Agent a duly completed Request for Letter of Credit (herein so called) prior to 12:00 noon (Dallas, Texas time) at least three (3) Domestic Business Days before the date specified for issuance of such Letter of Credit. Each Request for Letter of Credit shall be substantially in the form of Exhibit G attached hereto, shall be accompanied by the
                   ----------
Administrative Agent's duly completed and executed letter of credit application and agreement and shall specify:

               (i) the requested date for issuance of such Letter of Credit;

               (ii) the terms of such requested Letter of Credit, including the name and address of the beneficiary, the stated amount, the expiration date and the conditions under which drafts under such Letter of Credit are to be available; and

               (iii) the purpose of such Letter of Credit.

     (b) Upon receipt of a Request for Letter of Credit, Administrative Agent shall promptly notify each Bank of the contents thereof, including the amount of the requested Letter of Credit, and such Request for Letter of Credit shall not thereafter be revocable by Borrower.

     (c) No later than 12:00 noon (Dallas, Texas time) on the date each Letter of Credit is requested, unless Administrative Agent determines that any applicable condition precedent set forth in Section 7.2 hereof has not been satisfied, Administrative Agent will issue and deliver such Letter of Credit pursuant to the instructions of Borrower.


                                     10-26

     Section 3.4. NOTES. Each Bank's Commitment Percentage of the Revolving Loan
                  -----
shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment.


     Section 3.5.     INTEREST RATES; PAYMENTS.
                      ------------------------

     (a) The principal amount of the Base Rate Loan outstanding from day to day shall bear interest at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Base Rate in effect from day to day; provided
                                                                        --------
that in no event shall the rate charged  hereunder or under the Notes exceed the
----
Maximum Lawful Rate. Interest on the Base Rate Loan shall be payable as it accrues on each Quarterly Date, and on the Termination Date.

     (b) The principal amount of each Eurodollar Loan outstanding from day to day shall bear interest for the Interest Period applicable thereto at a rate per annum equal to the sum of (i) the Applicable Margin plus (ii) the applicable Adjusted Eurodollar Rate; provided that in no event shall the rate charged
                             --------  ----
hereunder or under the Notes exceed the Maximum Lawful Rate. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of one (1), two (2) or three (3) months shall be payable on the last day of the Interest Period applicable thereto. Interest on any portion of the principal of each Eurodollar Loan subject to an Interest Period of six (6), nine (9), or twelve (12) months shall be payable on the last day of the Interest Period applicable thereto and on each Quarterly Date.

          (c) So long as no Default or Event of Default shall be continuing, subject to the provisions of this Section 3.5, Borrower shall have the option of
                                  -----------
having all or any portion of the principal outstanding under the Revolving Loan be a Base Rate Loan or one (1) or more Eurodollar Loans, which shall bear interest at rates determined by reference to the Base Rate and the Adjusted Eurodollar Rate, respectively; provided, that each Eurodollar Loan shall be in a
                               --------  ----
minimum amount of $2,000,000 and shall be in an amount which is an integral multiple of $500,000. Prior to the termination of each Interest Period with respect to each Eurodollar Loan, Borrower shall give written notice (a "NOTICE
                                                                          ------
OF  CONTINUATION  OR  CONVERSION")  in the form of Exhibit H attached  hereto to
--------------------------------                   ---------
Administrative Agent of the Type of Loan which shall be applicable to the principal of such Eurodollar Loan upon the expiration of such Interest Period. Such Notice of Continuation or Conversion shall be given to Administrative Agent at least one (1) Domestic Business Day, in the case of a Base Rate Loan selection and three (3) Eurodollar Business Days, in the case of a Eurodollar Loan selection, prior to the termination of the Interest Period then expiring. If Borrower shall specify a Eurodollar Loan, such Notice of Continuation or Conversion shall also specify the length of the succeeding Interest Period (subject to the provisions of the definition of such term) selected by Borrower. Each Notice of Continuation or Conversion shall be irrevocable and effective upon notification thereof to Administrative Agent. If the required Notice of Continuation or Conversion shall not have been timely received by Administrative Agent, Borrower shall be deemed to have elected that the principal of the Eurodollar Loan subject to the Interest Period then expiring be Converted to the Base Rate Loan upon the expiration of such Interest Period and Borrower will be deemed to have given Administrative Agent notice of such election. Subject to the limitations set forth in this Section 3.5(c) on the amount and number of
                                     ---------------
Eurodollar Loans, Borrower shall have the right to Convert all or any part of the Base Rate Loan to a Eurodollar Loan by giving Administrative Agent a Notice of Continuation or Conversion of such election at least three (3) Eurodollar Business

                                     10-27

Days prior to the date on which Borrower elects to make such Conversion (a "CONVERSION DATE"). The Conversion Date selected by Borrower shall be a
 ----------------
Eurodollar  Business  Day.  Notwithstanding  anything in this Section 3.5 to the
                                                              -----------
contrary, no portion of the principal of the Base Rate Loan may be Converted to a Eurodollar Loan and no Eurodollar Loan may be Continued as such when any Default or Event of Default has occurred and is continuing, but each such Eurodollar Loan shall be automatically Converted to the Base Rate Loan on the last day of each applicable Interest Period. Borrower shall not be permitted to have more than seven (7) Eurodollar Loans in effect at any time.

     (d) Notwithstanding anything to the contrary set forth in Section 3.5(a) or
                                                               --------------
Section  3.5(b) above,  after the  occurrence  of an Event of Default,  interest
---------------
shall accrue on the outstanding principal balance of the Revolving Loan, and to the extent permitted by Law, on the accrued but unpaid interest on the Revolving Loan and all other Obligations from the period from and including the occurrence of such Event of Default to but excluding the date the same is remedied at a rate per annum equal to the lesser of (a) the Default Rate, and (b) the Maximum Lawful Rate.

     (e) Administrative Agent shall determine each interest rate applicable to the Revolving Loan in accordance with the terms hereof. Administrative Agent shall promptly notify Borrower and Banks by telex, telecopy or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (f) Notwithstanding the foregoing, if at any time the rate of interest calculated with reference to the Base Rate or the Eurodollar Rate hereunder (the "CONTRACT RATE") is limited to the Maximum Lawful Rate, any subsequent
 --------------
reductions in the contract rate shall not reduce the rate of interest on the Revolving Loan below the Maximum Lawful Rate until the total amount of interest accrued equals the amount of interest which would have accrued if the contract rate had at all times been in effect. In the event that at maturity (stated or by acceleration), or at final payment of any Note, the total amount of interest paid or accrued on such Note is less than the amount of interest which would have accrued if the contract rate had at all times been in effect with respect thereto, then at such time, to the extent permitted by law, Borrower shall pay to the holder of such Note an amount equal to the difference between (i) the lesser of the amount of interest which would have accrued if the contract rate had at all times been in effect and the amount of interest which would have accrued if the Maximum Lawful Rate had at all times been in effect, and (ii) the amount of interest actually paid on such Note.

     (g) Interest payable hereunder on each Eurodollar Loan shall be computed based on the number of actual days elapsed assuming that each calendar year consisted of 360 days. Interest payable hereunder on the Base Rate Loan shall be computed based on the actual number of days elapsed assuming that each calendar year consisted of 365 days.

     Section 3.6. MANDATORY  PREPAYMENTS.  Simultaneously  with any reduction of
                  ----------------------
the  Borrowing  Base  pursuant  to Section  5.5  hereof,  Borrower  shall make a
                                   ------------
mandatory prepayment on the Revolving Loan in an amount sufficient to reduce the Outstanding Credit to the amount of the Borrowing Base as thereby reduced. Upon the occurrence of any other Borrowing Base Deficiency, Borrower shall make the mandatory prepayments of the Revolving Loan required by Section 5.4 hereof.
                                                        -----------

                                     10-28

     Section 3.7.  VOLUNTARY  PREPAYMENTS. Borrower may, subject to Section 3.3
                   ----------------------                           -----------
and the other provisions of this Agreement, upon three (3) Domestic Business Days advance notice to Administrative Agent, prepay the principal of the Revolving Loan in whole or in part. Any partial prepayment shall be in a minimum amount of $500,000 and shall be in an integral multiple of $100,000.

     Section 3.8. VOLUNTARY REDUCTION OF COMMITMENTS. Borrower may, by notice to
                  ----------------------------------
Administrative Agent five (5) Domestic Business Days prior to the effective date of any such reduction, reduce the Total Commitment (and thereby reduce the Commitment of each Bank ratably) in amounts not less than $5,000,000 and in an amount which is an integral multiple of $1,000,000. On the effective date of any such reduction, Borrower shall, to the extent required as a result of such reduction, make a principal payment on the Revolving Loan in an amount sufficient to cause the principal balance of the Revolving Loan then outstanding to be equal to or less than the Total Commitment as thereby reduced. Notwithstanding the foregoing, Borrower shall not be permitted to voluntarily reduce the Total Commitment to an amount less than the aggregate Letter of Credit Exposure of all Banks.

     Section 3.9. TERMINATION OF COMMITMENTS;  FINAL MATURITY OF REVOLVING LOAN.
                  -------------------------------------------------------------
The Total Commitment (and the Commitment of each Bank) shall terminate, and the entire outstanding principal balance of the Revolving Loan, all interest accrued thereon, all accrued but unpaid fees hereunder and all other outstanding Obligations shall be due and payable in full on the Termination Date.

     Section 3.10.  APPLICATION OF PAYMENTS.  Each repayment pursuant to Section
                    -----------------------                              -------
3.6, Section 3.7, Section 3.8, Section 3.9, Section 5.4 and Section 5.5 shall be
---  -----------  -----------  -----------  -----------     -----------
made together with accrued interest on the amount repaid to the date of payment, and shall be applied in accordance with Section 4.2 and the other provisions of
                                        -----------
this Agreement.

     Section 3.11.  COMMITMENT FEE. On the  Termination  Date, on each Quarterly
                    --------------
Date prior to the Termination Date, and, in the event the Commitments are terminated in their entirety prior to the Termination Date, on the date of such termination, Borrower shall pay to Administrative Agent, for the ratable benefit of each Bank based on each Bank's Commitment Percentage, a commitment fee equal to the Commitment Fee Percentage in effect from day to day (applied on a per annum basis and computed on the basis of actual days elapsed and as if each calendar year consisted of 365 days) of the average daily Availability for the Fiscal Quarter (or portion thereof) ending on the date such payment is due.

     Section 3.12.  AGENCY AND OTHER FEES.  Borrower shall pay to Administrative
                    ---------------------
Agent and its Affiliates such other fees and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates from time to time pursuant to any separate agreement between Borrower and Administrative Agent or such Affiliates. Such fees and other amounts shall be retained by Administrative Agent and its Affiliates, and no Bank (other than Bank of America) shall have any interest therein. Administrative Agent may disburse any fees paid to Administrative Agent and its Affiliates pursuant to this Section 3.12 in any
                                                             ------------
manner Administrative Agent desires in its sole discretion.

                                     10-29

                                   ARTICLE IV

                               GENERAL PROVISIONS
                               ------------------

     Section  4.1.  Delivery  and  Endorsement  of Notes.  On the Closing  Date,
                    ------------------------------------
Administrative Agent shall deliver to each Bank the Note payable to such Bank. Each Bank may endorse (and prior to any transfer of its Note shall endorse) on the schedules attached and forming a part thereof appropriate notations to evidence the date and amount of its Commitment Percentage of each Borrowing, the Interest Period applicable thereto, and the date and amount of each payment of principal made by Borrower with respect thereto; provided that the failure by any Bank to so endorse its Note shall not affect the liability of Borrower for the repayment of all amounts outstanding under such Note together with interest thereon. Each Bank is hereby irrevocably authorized by Borrower to endorse its Note and to attach to and make a part of any such Note a continuation of any such schedule as required.

     Section 4.2.   GENERAL PROVISIONS AS TO PAYMENTS.
                    ---------------------------------

     (a) Borrower shall make each payment of principal of, and interest on, the Revolving Loan, and all fees payable hereunder shall be paid, not later than 12:00 noon (Dallas, Texas time) on the date when due, in Federal or other funds immediately available in Dallas, Texas, to Administrative Agent at its address set forth on Schedule 2.1 hereto, without defense, set-off, deduction or
              -------------
counterclaim. Administrative Agent will promptly (and if such payment is received by Administrative Agent by 10:00 a.m. (Dallas, Texas time), and otherwise if reasonably possible, on the same Domestic Business Day) distribute to each Bank its Commitment Percentage of each such payment received by Administrative Agent for the account of Banks. Whenever any payment of principal of, or interest on, the Base Rate Loan or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, any portion of any Eurodollar Loan shall be due on a day which is not a Eurodollar Business Day, the date for payment thereof shall be extended to the next succeeding Eurodollar Business Day (subject to the provisions of the definition of Interest Period). If the date for any payment of principal is extended by operation of Law or otherwise, interest thereon shall be payable for such extended time. Borrower hereby authorizes Administrative Agent to charge from time to time against Borrower's accounts with Administrative Agent any amount then due.

     (b) Prior to the occurrence of an Event of Default, all principal payments received by Banks with respect to the Revolving Loan shall be applied first to Eurodollar Loans outstanding with Interest Periods ending on the date of such payment, then to the Base Rate Loan, and then to Eurodollar Loans next maturing until such principal payment is fully applied.

     (c) After the occurrence of an Event of Default, all amounts collected or received by Administrative Agent or any Bank shall be applied first to the payment of all proper costs incurred by Administrative Agent in connection with the collection thereof (including reasonable expenses and disbursements of Administrative Agent), second to the payment of all proper costs incurred by Banks in connection with the collection thereof (including reasonable expenses and disbursements of Banks), third to the reimbursement of any advances made by Banks to effect

                                     10-30
performance of any unperformed covenants of any Credit Party under any of the Loan Papers, fourth to the payment of any unpaid fees required pursuant to
Section  3.11,  fifth to the  payment of any unpaid  fees  required  pursuant to
-------------
Section  3.1(b)  and  Section  3.10,  sixth,  to  payment  to  each  Bank of its
---------------       -------------
Commitment Percentage of the outstanding principal of the Revolving Loan and accrued but unpaid interest thereon, and seventh to establish the deposits required in Section 3.1(b). All payments received by a Bank after the occurrence
            --------------
of an Event of Default for application to the principal of the Revolving Loan shall be applied by such Bank in the manner provided in Section 4.2(b).
                                                        --------------

                                    ARTICLE V

                                 BORROWING BASE
                                 --------------

     Section  5.1.  RESERVE  REPORT;  PROPOSED  BORROWING  BASE  AND  CONFORMING
                    ------------------------------------------------------------
BORROWING BASE . The aggregate amount of credit available to Borrower under this
--------------
Agreement shall be limited by a Borrowing Base (herein so called) which shall be determined by Banks at the times and in accordance with the standards and procedures set forth in this Article V. As soon as available and in any event by
                             ---------
February 28 and August 31 of each year commencing February 28, 2001, Borrower shall deliver to Administrative Agent and each Bank a Reserve Report prepared as of the immediately preceding December 31 and June 30 respectively. Simultaneously with the delivery to Administrative Agent and each Bank of each Reserve Report, Borrower shall notify Administrative Agent and each Bank of the amount of the Borrowing Base which Borrower requests become effective on the next Redetermination Date (or such date promptly following such Redetermination Date as Required Banks shall elect). Banks may, in their sole discretion, establish a Borrowing Base which is higher than the Borrowing Base that would otherwise be in effect if Banks determined the Borrowing Base based on each Bank's application of the credit standards and other criteria customarily applied by such Bank in the determination of credit limitations for companies similar to Borrower ("CONFORMING CREDIT CRITERIA"). At the time of each
                         ----------------------------
Redetermination, Banks shall also determine what the Borrowing Base would be if they applied Conforming Credit Criteria (the "CONFORMING BORROWING BASE"). If
                                                --------------------------
Banks do not determine a Conforming Borrowing Base, the Borrowing Base as redetermined shall also be the Conforming Borrowing Base for purposes of this Agreement.

     Section  5.2.  SCHEDULED  REDETERMINATIONS  OF THE  BORROWING  BASE AND THE
                    ------------------------------------------------------------
CONFORMING  BORROWING  BASE;  PROCEDURES  AND  STANDARDS.  Based  in part on the
--------------------------------------------------------
Reserve  Reports made  available to Banks  pursuant to Section 5.1,  Banks shall
                                                       -----------
redetermine the Borrowing Base and the Conforming Borrowing Base on or prior to the next Redetermination Date (or such date promptly thereafter as reasonably possible based on the engineering and other information available to Banks). Any Borrowing Base or Conforming Borrowing Base which becomes effective as a result of any Redetermination of the Borrowing Base or Conforming Borrowing Base shall be subject to the following restrictions: (a) such Borrowing Base or Conforming Borrowing Base shall not exceed the Borrowing Base requested by Borrower pursuant to Section 5.1 or Section 5.3 (as applicable), (b) such Borrowing Base
            -----------    -----------
or Conforming Borrowing Base shall not exceed the Total Commitment then in effect, (c) to the extent such Borrowing Base or Conforming Borrowing Base represents an increase from the Borrowing Base or the Conforming

                                     10-31

Borrowing Base (as applicable) in effect prior to such Redetermination, such Borrowing Base or Conforming Borrowing Base shall be approved by all Banks, and
(d) to the extent such Borrowing Base or Conforming Borrowing Base represents a decrease in the Borrowing Base or the Conforming Borrowing Base (as applicable) in effect prior to such Redetermination, or a reaffirmation of such prior Borrowing Base or Conforming Borrowing Base, such Borrowing Base or Conforming Borrowing Base shall be approved by Required Banks. Each Redetermination shall be made by Banks in their sole discretion. Without limiting such discretion, Borrower acknowledges and agrees that Banks (i) may make such assumptions regarding appropriate existing and projected pricing for Hydrocarbons as they deem appropriate in their sole discretion, (ii) may make such assumptions regarding projected rates and quantities of future production of Hydrocarbons from the Mineral Interests owned by Borrower as they deem appropriate in their sole discretion, (iii) may consider the projected cash requirements of the Credit Parties, (iv) except with respect to the Initial Borrowing Base and the Initial Conforming Borrowing Base set forth in Section 5.5 hereof, are not
                                                  ------------
required to consider any asset other than Proved Mineral Interests owned by Borrower which are subject to first and prior Liens in favor of Administrative Agent for the ratable benefit of Banks to the extent required by Section 6.1
                                                                     -----------
hereof, and (v) may make such other assumptions, considerations and exclusions as Banks deem appropriate in the exercise of their sole discretion. It is further acknowledged and agreed that each Bank may consider such other credit factors as it deems appropriate in the exercise of its sole discretion and shall have no obligation in connection with any Redetermination to approve any increase from the Borrowing Base or the Conforming Borrowing Base in effect prior to such Redetermination. The Conforming Borrowing Base shall also be determined by Banks in their sole discretion, and in determining the amount of the Conforming Borrowing Base, each Bank may make the assumptions and consider the factors and criteria set forth in subclauses (a) through (d) and (i) through
(v) above;  provided,  that each Bank shall apply  Conforming  Credit  Criteria.
            --------   ----
Promptly following any Redetermination of the Borrowing Base and the Conforming Borrowing Base, Administrative Agent shall notify Borrower of the amount of the Borrowing Base and the Conforming Borrowing Base as redetermined, which Borrowing Base and Conforming Borrowing Base shall be effective as of the date specified in such notice, and shall remain in effect for all purposes of this Agreement until the next Redetermination.

     Section 5.3.   SPECIAL REDETERMINATION.
                    -----------------------
     (a) In addition to Scheduled Redeterminations, Borrower and Required Banks shall each be permitted to request a Special Redetermination of the Borrowing Base and the Conforming Borrowing Base once in each Fiscal Year. Any request by Required Banks pursuant to this Section 5.3(a) shall be submitted to
                                       ---------------
Administrative  Agent and  Borrower.  Any request by  Borrower  pursuant to this
Section 5.3(a) shall be submitted to  Administrative  Agent and each Bank and at
--------------
the time of such request Borrower shall (i) deliver to Administrative Agent and each Bank a Reserve Report, and (ii) also notify Administrative Agent and each Bank of the Borrowing Base requested by Borrower in connection with such Special Redetermination.

     (b) Any Special Redetermination shall be made by Banks in accordance with the procedures and standards set forth in Section 5.2; provided, that, no
                                              -----------   --------   ----
Reserve Report will be required to be delivered to Administrative Agent and Banks in connection with any Special Redetermination requested by Required Banks pursuant to Section 5.3(a) above.
            --------------

                                     10-32

     Section 5.4. BORROWING BASE DEFICIENCY.  Except as provided in Section 5.5,
                  -------------------------                         -----------
to the extent a Borrowing Base Deficiency exists after giving effect to any Redetermination, Borrower shall be obligated to eliminate such Borrowing Base Deficiency over a period not to exceed six (6) months from the effective date of such Redetermination by making six (6) mandatory, equal, consecutive, monthly payments of principal on the Revolving Loan, each of which shall be in the amount of one sixth (1/6th) of such Borrowing Base Deficiency, or in the event that the remaining principal outstanding under the Revolving Loan is less than the Borrowing Base Deficiency, then in the amount of one sixth (1/6th) of the remaining principal outstanding under the Revolving Loan. The first of such six
(6) payments shall be due on the thirtieth (30th) day following the effective date of each such Redetermination and each subsequent payment shall be due on the same day of each month thereafter (or if there is no corresponding day of any subsequent month, then on the last day of such month) (each such date is referred to herein as a "BORROWING BASE DEFICIENCY PAYMENT DATE"). If a
                             ------------------------------------------
Borrowing Base Deficiency  cannot be eliminated  pursuant to this Section 5.4 by
                                                                  -----------
prepayment of the Revolving Loan in full (as a result of outstanding Letter of Credit Exposure), on each borrowing base deficiency payment date, Borrower shall also deposit cash with Administrative Agent, to be held by Administrative Agent to secure outstanding Letter of Credit Exposure in the manner contemplated by
Section 3.1(b),  an amount at least equal to one sixth (1/6th) of the balance of
--------------
such Borrowing Base Deficiency (i.e., one-sixth of the difference between the Borrowing Base Deficiency and the remaining outstanding principal under the Revolving Loan on the effective date of such Redetermination).

     Section 5.5. INITIAL BORROWING BASE AND INITIAL CONFORMING  BORROWING BASE.
                  -------------------------------------------------------------
Notwithstanding anything to the contrary contained herein, the Borrowing Base and the Conforming Borrowing Base in effect during the period commencing on the Closing Date and ending on the effective date of the first Redetermination after the Closing Date shall be the Initial Borrowing Base and the Initial Conforming Borrowing Base, respectively. The Borrowing Base in effect under this Section
                                                                         -------
5.5 shall reduce (but not below the Conforming  Borrowing Base) immediately upon
---
the consummation of any Securities Offering by any Credit Party in an amount equal to the Net Cash Proceeds resulting from such Securities Offering. Simultaneously with any such reduction, Borrower shall make a mandatory prepayment of the Revolving Loan in an amount sufficient to eliminate any Borrowing Base Deficiency resulting from such reduction in the Borrowing Base.


                                   ARTICLE VI

                            COLLATERAL AND GUARANTEES
                            -------------------------

     Section 6.1.   SECURITY.
                    --------

     (a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering and encumbering (i) one hundred percent (100%) of all Borrowing Base Properties, and (ii) prior to any Distributions being permitted to be made to any Subsidiary of Borrower pursuant to the terms of Section 10.2(b) and/or the definition of "Permitted Investments," all of the
   ---------------
issued and outstanding Equity owned by Borrower and each Subsidiary of Borrower of each such Subsidiary of Borrower (other than DES, Marine and TRI). On the Closing Date, Borrower shall deliver to Administrative Agent for the ratable benefit of each Bank, the Mortgages and Amendments to Existing Mortgages in form and substance

                                     10-33
acceptable to Administrative Agent and duly executed by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in not less than ninety-five percent (95%) of all Borrowing Base Properties and other interests of Borrower required by this Section 6.1(a). Additionally, on or prior
                                       --------------
to January 13, 2001, Borrower shall deliver to Administrative Agent for the ratable benefit of each Bank, additional Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC- 1 financing statements (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect first and prior Liens in all Borrowing Base Properties and other interests of Borrower required by this Section 6.1(a).
                                                            --------------

     (b) On or before each Redetermination Date after the Closing Date and at such other times as Administrative Agent or Required Banks shall request, Borrower and its Subsidiaries shall execute and deliver to Administrative Agent, for the ratable benefit of each Bank, Mortgages in form and substance acceptable to Administrative Agent and duly executed by Borrower and any such Subsidiary (as applicable) together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 financing statements (each duly authorized and executed) as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.1(a) preceding with respect to Borrowing Base Properties acquired
   --------------
by Borrower and its Subsidiaries subsequent to the last date on which Borrower or any such Subsidiary was required to execute and deliver Mortgages pursuant to this Section 6.1(b), or which, for any other reason are not the subject of
      ---------------
valid, enforceable, perfected first priority Liens (subject only to Permitted Encumbrances) in favor of Administrative Agent for the ratable benefit of Banks.

     (c) At any time Borrower or any of its Subsidiaries is required to execute and deliver Mortgages to Administrative Agent pursuant to this Section 6.1 or
                                                                  -----------
Section 7.3 (other than  Mortgages to be delivered  on the Closing  Date,  which
-----------
shall only require evidence of title to verify Borrower's or any such Subsidiary's (as applicable) title to the Initial Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages to be delivered on the Closing Date), Borrower shall also deliver to Administrative Agent such opinions of counsel (including, if so requested, title opinions, and in each case addressed to Administrative Agent) and other evidence of title as
Administrative Agent shall deem necessary or appropriate to verify (i) Borrower's or such Subsidiary's title to the Required Reserve Value of the Proved Mineral Interests which are subject to such Mortgages, and (ii) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

     (d) To  the  extent  required  or  contemplated  by the  terms  of  Section
                                                                         -------
6.1(a)(ii), Section 10.2 and the definition of "Permitted Investments," Borrower
----------  ------------
or any Indirect Subsidiary (as applicable) shall execute and deliver to Administrative Agent a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable) together with (i) all certificates (or other evidence acceptable to Administrative Agent) evidencing the issued and outstanding Equity of any such Subsidiary of every class owned by Borrower or such Indirect Subsidiary (as

                                     10-34
applicable) which shall be duly endorsed or accompanied by stock powers executed in blank (as applicable), and (ii) such UCC-1 financing statements as Administrative Agent shall deem necessary or appropriate to grant, evidence and perfect the Liens required by Section 6.1(a)(ii) and Section 10.2 in the issued
                              -------------------     ------------
and outstanding Equity of each such Subsidiary.

     Section 6.2.  GUARANTEES.  Prior to any Distributions being permitted to be
                   ----------
made to any  Subsidiary  of Borrower  pursuant to the terms of Section  10.2(b),
                                                               ----------------
payment and performance of the Obligations shall be fully guaranteed by each such Subsidiary of Borrower (other than DES, Marine and TRI) pursuant to a Facility Guaranty, and Borrower shall cause any such applicable Subsidiary to execute and deliver to Administrative Agent such Facility Guaranty.


                                   ARTICLE VII

                              CONDITIONS PRECEDENT
                              --------------------

     Section 7.1.  CONDITIONS TO AMENDMENT AND RESTATEMENT AND INITIAL BORROWING
                   -------------------------------------------------------------
AND PARTICIPATION IN LETTER OF CREDIT EXPOSURE. The amendment and restatement of
----------------------------------------------
the Existing Credit Agreement on the terms set forth herein, and the obligation of each Bank to loan its Commitment Percentage of the initial Borrowing hereunder and the obligation of Administrative Agent to issue (or cause another Bank to issue) any Letter of Credit issued hereunder is subject to the satisfaction of each of the following conditions:

          (a) CLOSING DELIVERIES.  Administrative Agent shall have received each
              ------------------
of the following documents, instruments and agreements, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and each Bank and each of which shall, unless otherwise indicated, be dated the Closing Date:

               (i) a Note payable to the order of each Bank, each in the amount of such Bank's Commitment, duly executed by Borrower;

               (ii) the Mortgages and Amendments to Existing Mortgages to be executed on the Closing Date pursuant to Section 6.1(a), duly
                                                          ---------------
               executed and delivered by Borrower, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements, in form and substance satisfactory to Administrative Agent, creating first and prior Liens in all Borrowing Base Properties;

               (iii) such financing statements (including, without limitation, the financing statements referenced in subclause (ii) above) in form and substance acceptable to Administrative Agent and executed by each Credit Party as Administrative Agent shall specify to fully evidence and perfect all Liens contemplated by the Loan Papers, all of which shall be filed of record in such jurisdictions as Administrative Agent shall require in its sole discretion;


                                     10-35

               (iv) a copy of the certificate of incorporation, and all amendments thereto, of Borrower accompanied by a certificate that such copy is true, correct and complete, and dated within ten
               (10) days of the Closing Date (or within such other period as acceptable to Administrative Agent), issued by the appropriate Governmental Authority of the jurisdiction of incorporation of Borrower, and accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete on the Closing Date;

               (v) a copy of the bylaws, and all amendments thereto, of Borrower accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower that such copy is true, correct and complete as of Closing Date;

               (vi) certain certificates and other documents issued by the appropriate Governmental Authorities of such jurisdictions as Administrative Agent has requested relating to the existence of Borrower and to the effect that Borrower is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions;

               (vii) a certificate of incumbency of all officers of Borrower who will be authorized to execute or attest to any Loan Paper, dated the Closing Date, executed by the Secretary or comparable Authorized Officer of Borrower;

               (viii) copies of resolutions or comparable authorizations approving the Loan Papers and authorizing the transactions contemplated by this Agreement and the other Loan Papers, duly adopted by the Board of Directors of Borrower accompanied by certificates of the Secretary or comparable officer of Borrower that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the bylaws of Borrower) by the unanimous written consent of the Board of Directors of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date;

               (ix) an opinion of Jenkens & Gilchrist, P.C., special counsel for Borrower dated the Closing Date, favorably opining as to the enforceability of each of the Loan Papers and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (x) an  opinion  of  Cliffe C.  Laborde  III,  special  Louisiana
               counsel  for   Administrative   Agent  dated  the  Closing  Date,
               favorably  opining as


                                     10-36
               to the enforceability of the Mortgages and Amendments to Existing Mortgages in Louisiana and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (xi) an opinion of Young, Williams, Henderson & Fuselier, P.A., special Mississippi counsel for Administrative Agent dated the Closing Date, favorably opining as to the enforceability of the Mortgages and Amendments to Existing Mortgages in Mississippi and otherwise in form and substance satisfactory to Administrative Agent and Banks;

               (xii) a certificate signed by an Authorized Officer of Borrower stating that (a) the representations and warranties contained in this Agreement and the other Loan Papers are true and correct in all respects, (b) no Default or Event of Default has occurred and is continuing, and (c) all conditions set forth in this Section
                                                                         -------
               7.1 and Section 7.2 have been satisfied;
               ---     -----------

               (xiii)  a  Certificate  of  Ownership   Interests  signed  by  an
               Authorized  Officer of Borrower in the form of Exhibit I attached
                                                              ---------
               hereto;

               (xiv) a report or reports in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent setting forth the results of a review of Borrower's Mineral Interests and operations, which report(s) shall not reflect the existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party; and

               (xv) certificates from Borrower's insurance broker setting forth the insurance maintained by Borrower, stating that such insurance is in full force and effect, that all premiums due have been paid and stating that such insurance is adequate and complies with the requirements of Section 9.6.
                               -----------

          (b) TITLE  REVIEW.  Administrative  Agent or its  counsel  shall  have
              -------------
completed a review of title to the Initial Required Reserve Value of all Borrowing Base Properties and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 8.8 hereof are inaccurate in any respect.
             -----------

          (c)  CLOSING  TRANSACTIONS.  Subject  only  to  the  disbursement  and
               ---------------------
application of the initial Borrowing, Borrower shall have refinanced in full with proceeds of a Borrowing under this Agreement, all Obligations accrued and outstanding under the Existing Credit Agreement as of the Closing Date, including, without limitation, (i) the entire outstanding principal balance of the "Revolving Loan" made thereunder, (ii) all accrued but unpaid interest, and
(iii) all accrued but unpaid commitment and other fees.

                                     10-37

          (d) NO MATERIAL  ADVERSE CHANGE.  In the sole discretion of each Bank,
              ---------------------------
no Material Adverse Change shall have occurred.

          (e) NO  LEGAL  PROHIBITION.  The  transactions  contemplated  by  this
              ----------------------
Agreement shall be permitted by applicable Law and regulation and shall not subject any Agent or any Bank to any material adverse change in its assets, liabilities, financial condition, operations or prospects or subject any Credit Party to a Material Adverse Change.

          (f) NO LITIGATION.  No litigation,  arbitration or similar  proceeding
              -------------
shall be pending or threatened which calls into question the validity or enforceability of this Agreement, the other Loan Papers or the transactions contemplated hereby or thereby.

          (g) CLOSING FEES. Borrower shall have paid to Administrative Agent for
              ------------
the ratable benefit of each Bank, and shall have paid to Administrative Agent and its Affiliates (for its own account), the fees to be paid on the Closing Date pursuant to Section 3.12.
                 ------------

          (h) OTHER MATTERS.  All matters related to this  Agreement,  the other
              -------------
Loan Papers and the Credit Parties shall be acceptable to each Bank in its sole discretion, and each Credit Party shall have delivered to Administrative Agent and each Bank such evidence as they shall request to substantiate any matters related to this Agreement and the other Loan Papers as Administrative Agent or any Bank shall request.

     Upon  satisfaction of each of the conditions set forth in this Section 7.1,
                                                                    -----------
Borrower   and   Administrative   Agent  shall   execute  the   Certificate   of
Effectiveness. Upon the execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall automatically and completely be amended and restated on the terms set forth herein without necessity of any other action on the part of any Bank, any Agent or Borrower. Until execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms. Each Bank hereby authorizes Administrative Agent to execute the Certificate of Effectiveness on its behalf and acknowledges and agrees that the execution of the Certificate of Effectiveness by Administrative Agent shall be binding on each such Bank.

     Section 7.2.  CONDITIONS TO EACH  BORROWING AND EACH LETTER OF CREDIT.  The
                   -------------------------------------------------------
obligation of each Bank to loan its Commitment Percentage of each Borrowing and the obligation of Administrative Agent to issue, extend, amend or renew any Letter of Credit on the date such Letter of Credit is to be issued, extended, amended or renewed is subject to the further satisfaction of the following conditions:

          (a) timely receipt by Administrative Agent of a Request for Borrowing or a Request for Letter of Credit (as applicable);

          (b) immediately before and after giving effect to such Borrowing or issuance of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing and the funding of such Borrowing or the issuance of the requested Letter of Credit (as applicable) shall not cause a Default or Event of Default;

                                     10-38

          (c) the representations and warranties of each Credit Party contained in this Agreement and the other Loan Papers shall be true and correct on and as of the date of such Borrowing or issuance of such Letter of Credit (as applicable);

          (d) the amount of the requested Borrowing or the amount of the requested Letter of Credit (as applicable) shall not exceed the Availability;

          (e) no Material Adverse Change shall have occurred; and

          (f) the funding of such Borrowing or the issuance of such Letter of Credit (as applicable) shall be permitted by applicable Law.

     The funding of each Borrowing and the issuance of each Letter of Credit hereunder shall be deemed to be a representation and warranty by Borrower on the date of such Borrowing and the date of issuance of each Letter of Credit as to the facts specified in Section 7.2(b) through Section 7.2(e).
                       --------------         --------------

     Section  7.3.  POST-CLOSING  DELIVERIES.  On or prior to January 13,  2001,
                    ------------------------
Borrower shall (a) execute and deliver to Administrative Agent the Mortgages and other instruments required by the last sentence of Section 6.1(a) hereof, and
                                                     --------------
(b) deliver, or cause to be delivered, opinions of title or other evidence of title in form and substance acceptable to Administrative Agent and its counsel regarding that portion of the Borrowing Base Properties which is not less than the Required Reserve Value.

     Section   7.4.   AGREEMENTS   REGARDING   INITIAL   BORROWING.    Borrower,
                      --------------------------------------------
Administrative Agent and each Bank acknowledge that all the proceeds of the initial Borrowing to be made on the Closing Date are to be applied to refinance in full all Obligations outstanding under and as defined in the Existing Credit Agreement (the "REFINANCING BORROWING"). Administrative Agent and each Bank
                  ----------------------
hereby waive the  requirements of Section 3.2(a) and Section 7.2(a) with respect
                                  --------------     --------------
to the  Refinancing  Borrowing  to the  extent,  but  only to the  extent,  such
Sections require the delivery of a Request for Borrowing as a condition precedent to the obligation of each Bank to loan its Commitment Percentage of each Borrowing. Each Bank, Administrative Agent and Borrower further acknowledge and agree that, notwithstanding the contrary provisions of Section 3.2(c), each
                                                            --------------
Bank shall only be required to fund as part of such Refinancing Borrowing the remainder, if any (and as applicable), of (a) its Commitment Percentage of such Refinancing Borrowing, minus (b) the amount it is to receive as a result of the application of the proceeds of the Refinancing Borrowing to refinance all obligations outstanding under and as defined in the Existing Credit Agreement.

     Section 7.5. MATERIALITY OF CONDITIONS.  Each condition precedent herein is
                  -------------------------
material to the transactions contemplated herein, and time is of the essence in respect of each thereof.

                                     10-39

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower represents and warrants to Administrative Agent and each Bank that each of the following statements is true and correct on the date hereof, and will be true and correct on the occasion of each Borrowing and the issuance of each Letter of Credit:

     Section  8.1.  CORPORATE  EXISTENCE  AND POWER.  Each Credit Party (a) is a
                    -------------------------------
corporation, partnership or limited liability company duly incorporated or organized (as applicable), validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, (b) has all corporate, partnership or limited liability company power (as applicable) and all material governmental licenses, authorizations, consents and approvals required to carry on its businesses as now conducted and as proposed to be conducted, and (c) is duly qualified to transact business as a foreign corporation, partnership or limited liability company (as applicable) in each jurisdiction where a failure to be so qualified could have a Material Adverse Effect.

     Section 8.2. CREDIT PARTY AND  GOVERNMENTAL  AUTHORIZATION;  CONTRAVENTION.
                  -------------------------------------------------------------
The execution, delivery and performance of this Agreement and the other Loan Papers by each Credit Party (to the extent each Credit Party is a party to this Agreement and such Loan Papers) are within such Credit Party's corporate, partnership or limited liability company powers (as applicable), when executed will be duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), require no action by or in respect of, or filing with, any Governmental Authority and do not contravene, or constitute a default under, any provision of applicable Law (including, without limitation, the Margin Regulations) or of the articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Credit Party or result in the creation or imposition of any Lien on any asset of any Credit Party other than the Liens securing the Obligations.

     Section 8.3. BINDING EFFECT. This Agreement constitutes a valid and binding
                  --------------
agreement of Borrower; the other Loan Papers when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of each Credit Party executing the same; and each Loan Paper is, or when executed and delivered, will be, enforceable against each Credit Party which executes the same in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     Section 8.4. FINANCIAL INFORMATION.
                  ---------------------

          (a) The most recent annual audited consolidated balance sheet of Borrower and the related consolidated statements of operations and cash flows for the Fiscal Year then ended, copies of which have been delivered to each Bank, fairly present, in conformity with GAAP, the consolidated financial position of Borrower as of the end of such Fiscal Year and its consolidated results of operations and cash flows for such Fiscal Year.


                                     10-40

          (b) The most recent quarterly unaudited consolidated balance sheet of Borrower delivered to Banks, and the related unaudited consolidated statements of operations and cash flows for the portion of Borrower's Fiscal Year then ended, fairly present, in conformity with GAAP applied on a basis consistent with the financial statements referred to in Section 8.4(a), the consolidated
                                               --------------
financial position of Borrower as of such date and its consolidated results of operations and cash flows for such portion of Borrower's Fiscal Year.

          (c) Except as disclosed in writing to Banks prior to the execution and delivery of this Agreement, since the date of Borrower's most recent annual and quarterly consolidated balance sheet and consolidated statements of operations and cash flow delivered to Banks, there has been no material adverse change in the assets, liabilities, financial position, results of operations or prospects of any Credit Party.

     Section  8.5. LITIGATION.  Except for matters  disclosed  on  Schedule  8.5
                   ----------
attached hereto, there is no action, suit or proceeding pending against, or to the knowledge of any Credit Party, threatened against or affecting any Credit Party before any Governmental Authority in which there is a reasonable possibility of an adverse decision which could have a Material Adverse Effect or which could in any manner draw into question the validity of the Loan Papers.

     Section 8.6.  ERISA.  No Credit Party nor any ERISA Affiliate of any Credit
                   -----
Party maintains or has ever maintained or been obligated to contribute to any Plan covered by Title IV of ERISA or subject to the funding requirements of
Section 412 of the Code or Section 302 of ERISA. Each Plan maintained by any Credit Party or any ERISA Affiliate of any Credit Party is in compliance in all material respects with all applicable Laws. Except in such instances where an omission or failure would not have a Material Adverse Effect, (a) all returns, reports and notices required to be filed with any regulatory agency with respect to any Plan have been filed timely, and (b) no Credit Party nor any ERISA Affiliate of any Credit Party has failed to make any contribution or pay any amount due or owing as required by the terms of any Plan. There are no pending or, to the best of Borrower's knowledge, threatened claims, lawsuits, investigations or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and no Credit Party nor any ERISA Affiliate of any Credit Party has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan that are likely to result in liability of any Credit Party having a Material Adverse Effect. Except in such instances where an omission or failure would not have a Material Adverse Effect, each Plan that is intended to be "qualified" within the meaning of section 401(a) of the Code is, and has been during the period from its adoption to date, so qualified, both as to form and operation and all necessary governmental approvals, including a favorable determination as to the qualification under the Code of such Plan and each amendment thereto, have been or will be timely obtained. No Credit Party nor any ERISA Affiliate of any Credit Party has engaged in any prohibited transactions, within the meaning of section 406 of ERISA or section 4975 of the Code, in connection with any Plan which would result in liability of any Credit Party having a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party maintains or contributes to any Plan that provides a post-employment health benefit, other than a benefit required under Section 601 of ERISA, or maintains or contributes to a Plan that provides health benefits that is not fully funded except where the failure to fully fund such Plan would not have a Material Adverse Effect. No Credit Party nor any ERISA Affiliate of any Credit Party


                                     10-41
maintains, has established or has ever participated in a multiple employer welfare benefit arrangement within the meaning of section 3(40)(A) of ERISA.

     Section 8.7.  TAXES AND FILING OF TAX RETURNS.  Each Credit Party has filed
                   -------------------------------
all tax returns required to have been filed and has paid all Taxes shown to be due and payable on such returns, including interest and penalties, and all other Taxes which are payable by such party, to the extent the same have become due and payable, other than Taxes with respect to which a failure to pay would not have a Material Adverse Effect. No Credit Party knows of any proposed material Tax assessment against it and all Tax liabilities of each Credit Party are adequately provided for. Except as disclosed in writing to Banks prior to the date hereof, no income tax liability in excess of $50,000 of any Credit Party has been asserted by the Internal Revenue Service or other Governmental Authority for Taxes in excess of those already paid.

     Section 8.8. OWNERSHIP OF PROPERTIES GENERALLY.  Each Credit Party has good
                  ---------------------------------
and valid fee simple or leasehold title to all material properties and assets purported to be owned by it, including, without limitation, all assets reflected in the balance sheets referred to in Section 8.4(a) and Section 8.4(b) and all
                                       -------------      -------------
assets which are used by the Credit Parties in the operation of their respective businesses, and none of such properties or assets is subject to any Lien other than Permitted Encumbrances.

     Section 8.9. MINERAL  INTERESTS.  Borrower has good and defensible title to
                  ------------------
all Mineral Interests described in the Reserve Report, including, without limitation, all Borrowing Base Properties, free and clear of all Liens except Permitted Encumbrances and Immaterial Title Deficiencies. With the exception of Immaterial Title Deficiencies, all such Mineral Interests are valid, subsisting, and in full force and effect, and all rentals, royalties, and other amounts due and payable in respect thereof have been duly paid. Without regard to any consent or non-consent provisions of any joint operating agreement covering any of Borrower's Proved Mineral Interests, and with the exception of Immaterial Title Deficiencies, Borrower's share of (a) the costs for each Proved Mineral Interest described in the Reserve Report is not greater than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the respective designations "working interests," "WI," "gross working interest," "GWI," or similar terms, and (b) production from, allocated to, or attributed to each such Proved Mineral Interest is not less than the decimal fraction set forth in the Reserve Report, before and after payout, as the case may be, and described therein by the designations "net revenue interest," "NRI," or similar terms. Except in the case of wells which, in the aggregate, represent less than two percent (2%) of the production from the Proved Producing Mineral Interests described in the Reserve Report, each well drilled in respect of each Proved Producing Mineral Interest described in the Reserve Report (y) is capable of, and is presently, producing hydrocarbons in commercially profitable quantities, and Borrower is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders, and (z) has been drilled, bottomed, completed, and operated in compliance with all applicable Laws and no such well which is currently producing Hydrocarbons is subject to any penalty in production by reason of such well having produced in excess of its allowable production.


                                     10-42

     Section 8.10. LICENSES,  PERMITS, ETC. Except as disclosed on Schedule 8.10
                   -----------------------                         -------------
attached hereto, each Credit Party possesses such valid franchises, certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders of Governmental Authorities, as are necessary to carry on its business as now conducted and as proposed to be conducted, except to the extent a failure to obtain any such item would not have a Material Adverse Effect.

     Section  8.11. COMPLIANCE  WITH LAW. The  business and  operations  of each
                    --------------------
Credit Party have been and are being conducted in accordance with all applicable Laws other than violations of Laws which do not (either individually or collectively) have a Material Adverse Effect.

     Section 8.12. FULL DISCLOSURE. All information heretofore furnished by each
                   ---------------
Credit Party to Administrative Agent or any Bank for purposes of or in connection with this Agreement, any Loan Paper or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by or on behalf of any Credit Party to Administrative Agent or any Bank will be, true, complete and accurate in every material respect. The Credit Parties have disclosed or have caused to be disclosed to Banks in writing any and all facts (other than facts of general public knowledge) which might reasonably be expected to result in a Material Adverse Change.

     Section 8.13. ORGANIZATIONAL STRUCTURE;  NATURE OF BUSINESS.  Borrower owns
                   ---------------------------------------------
one hundred percent (100%) of the issued and outstanding common stock in TRI and DES and one hundred percent (100%) of the issued and outstanding limited liability company interests in Marine. Borrower has no Subsidiaries other than Marine, DES and TRI. Neither Marine nor DES has any Subsidiaries. Borrower is engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production and marketing of hydrocarbons therefrom. Marine is engaged only in the business of marine oil field services. DES is engaged only in the business of oil and gas marketing and related services. TRI does not have any assets, operations, liabilities, employees or contractual relationships. Schedule 8.13 attached hereto accurately reflects (i) the
                --------------
jurisdiction of incorporation or organization of each Credit Party, (ii) each jurisdiction in which each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company,
(iii) the authorized,  issued and outstanding  Equity of each Credit Party,  and
(iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity of each Credit Party.

     Section  8.14.  ENVIRONMENTAL  MATTERS.  Except for  matters  disclosed  on
                     ----------------------
Schedule 9.10 attached hereto, no operation conducted by any Credit Party and no
-------------
real or personal property now or previously owned or leased by any Credit Party (including, without limitation, any Credit Party's Mineral Interests) and no operations conducted thereon, and to any Credit Parties' knowledge, no operations of any prior owner, lessee or operator of any such properties, is or has been in violation of any Applicable Environmental Law other than violations which neither individually nor in the aggregate will have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10 attached hereto, no Credit
                                        -------------
Party, nor any such property nor operation is the subject of any existing, pending or, to any Credit Parties' knowledge, threatened Environmental Complaint which could, individually or in the aggregate, have a Material Adverse Effect. All notices, permits, licenses, and similar authorizations, required to be obtained or filed in connection with the ownership of each tract of real property or operations of any Credit Party thereon and each item of personal property owned, leased or operated by any Credit Party,

                                     10-43
including, without limitation, notices, licenses, permits and authorizations required in connection with any past or present treatment, storage, disposal, or release of Hazardous Substances into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, licenses, permits and authorizations would not have a Material Adverse Effect. All Hazardous Substances, generated at each tract of real property and by each item of personal property owned, leased or operated by any Credit Party have been transported, treated, and disposed of only by carriers or facilities maintaining valid permits under RCRA (as hereinafter defined) and all other Applicable Environmental Laws for the conduct of such activities except in such cases where the failure to obtain such permits would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10
                                                                   -------------
attached hereto, there have been no Hazardous Discharges which were not in compliance with Applicable Environmental Laws other than Hazardous Discharge which would not, individually or in the aggregate, have a Material Adverse Effect. Except for matters disclosed on Schedule 9.10 attached hereto, no Credit
                                        -------------
Party has any contingent liability in connection with any Hazardous Discharge which could reasonably be expected to have a Material Adverse Effect. As used in this Section 8.14, the term "RCRA" shall mean the Resource Conservation and
     -------------             ----
Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Recovery Act of 1976, as amended by the Solid Waste Disposal Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as the same may be further amended and in effect from time to time.

     Section  8.15.  BURDENSOME  OBLIGATIONS.  No Credit  Party,  nor any of the
                     -----------------------
properties of any Credit Party, is subject to any Law or any pending or threatened change of Law or subject to any restriction under its articles (or certificate) of incorporation, bylaws, regulations, partnership agreement or comparable charter documents or under any agreement or instrument to which any Credit Party or by which any Credit Party or any of their properties may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to have a Material Adverse Effect. Without limiting the foregoing, no Credit Party is a party to or bound by any agreement (other than the Loan Papers) or subject to any order of any Governmental Authority which prohibits or restricts in any way the right of such Credit Party or any Subsidiary of any Credit Party to make Distributions.

     Section  8.16.  FISCAL  YEAR.  Borrower's  Fiscal Year is January 1 through
                     ------------
December 31.

     Section  8.17.  NO  DEFAULT.  Neither a Default nor an Event of Default has
                     -----------
occurred or will exist after giving effect to the transactions contemplated by this Agreement or the other Loan Papers.

     Section  8.18.  GOVERNMENT  REGULATION.  No  Credit  Party  is  subject  to
                     ----------------------
regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act (as any of the preceding acts have been amended), the Investment Company Act of 1940 or any other Law which regulates the incurring by such Credit Party of Debt, including, but not limited to Laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services.

     Section 8.19.  INSIDER.  No Credit Party is, and no Person having "control"
                    -------
(as that term is defined in 12 U.S.C. Section 375(b) or regulations promulgated thereunder) of any Credit

                                     10-44

Party is an "executive officer," "director" or "shareholder" of any Bank or any bank holding company of which any Bank is a Subsidiary or of any Subsidiary of such bank holding company.

     Section 8.20. GAS BALANCING  AGREEMENTS AND ADVANCE PAYMENT  CONTRACTS.  On
                   --------------------------------------------------------
the date of this Agreement, (a) there is no Material Gas Imbalance, and (b) the aggregate amount of all Advance Payments received by any Credit Party under Advance Payment Contracts which have not been satisfied by delivery of production does not exceed $1,000,000.

                                   ARTICLE IX

                              AFFIRMATIVE COVENANTS
                              ---------------------

     Borrower covenants and agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 9.1. INFORMATION.  Borrower will deliver, or cause to be delivered,
                  -----------
to each Bank:

          (a) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, consolidated balance sheets of Borrower as of the end of such Fiscal Year and the related consolidated statements of income and statements of cash flow for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported by Borrower in accordance with GAAP and audited by a firm of independent public accountants of nationally recognized standing and acceptable to Administrative Agent; to the extent Borrower's Form of 10-K filed with the Securities and Exchange Commission for each Fiscal Year contains all information required by this Section 9.1(a), Borrower may satisfy its obligations under this Section
     ---------------                                                     -------
9.1(a) for each Fiscal Year by  delivering to Banks a copy of such Form 10-K for
------
such Fiscal Year;

          (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year, consolidated balance sheets of Borrower as of the end of such Fiscal Quarter and the related consolidated statements of income and statements of cash flow for such quarter and for the portion of Borrower's Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Borrower's previous Fiscal Year; to the extent Borrower's Form 10-Q filed with the Securities and Exchange Commission for each Fiscal Quarter contains all information required by this Section 9.1(b), Borrower may satisfy its
                                  ---------------
obligations  under this Section  9.1(b) for each Fiscal Quarter by delivering to
                        ---------------
Banks a copy of such Form 10-Q for such Fiscal Quarter. All financial statements delivered pursuant to this Section 9.1(b) shall be certified as to fairness of
                            ---------------
presentation, GAAP and consistency by a Financial Officer of Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in Section 9.1(a) and Section 9.1(b) a certificate of a
                           ---------------     --------------
Financial  Officer of  Borrower  in the form of Exhibit J attached  hereto,  (i)
                                                ---------
setting forth in reasonable detail the calculations required to establish whether Borrower was in compliance with the requirements of Article XI on the
                                                               ----------
date of

                                     10-45
such financial statements, (ii) stating whether there exists on the date of such certificate any Default and, if any Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto, (iii) stating whether or not such financial statements fairly reflect in all material respects the results of operations and financial condition of Borrower as of the date of the delivery of such financial statements and for the period covered thereby, (iv) setting forth (A) whether as of such date there is a Material Gas Imbalance and, if so, setting forth the amount of net gas imbalances under Gas Balancing Agreements to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound, and (B) the aggregate amount of all Advance Payments received under Advance Payment Contracts to which Borrower is a party or by which any Mineral Interests owned by Borrower is bound which have not been satisfied by delivery of production, if any, and (v) setting forth a summary of the Hedge Transactions to which Borrower is a party on such date;

          (d) promptly upon the mailing thereof to the stockholders of any Credit Party generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) promptly upon the filing thereof, copies of all final registration statements, post effective amendments thereto and annual, quarterly or special reports which any Credit Party shall have filed with the Securities and Exchange Commission; provided, that Borrower must deliver, or cause to be delivered, any
             --------  ----
annual reports which any Credit Party shall have filed with the Securities and Exchange Commission, within ninety (90) days after the end of each Fiscal Year of such Credit Party, and any quarterly reports which any Credit Party shall have filed with the Securities and Exchange Commission, within forty-five (45) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of such Credit Party;

          (f) promptly upon receipt of same, any notice or other information received by any Credit Party indicating (i) any potential, actual or alleged non-compliance with or violation of the requirements of any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up or any other remediation obligations or any other liability in excess of $500,000 in the aggregate; (ii) any threatened Hazardous Discharge which Hazardous Discharge would impose on any Credit Party a duty to report to a Governmental Authority or to pay cleanup costs or to take remedial action under any Applicable Environmental Law which could result in liability to any Credit Party for fines, clean up and other remediation obligations or any other liability in excess of $500,000 in the aggregate; or (iii) the existence of any Lien arising under any Applicable Environmental Law securing any obligation to pay fines, clean up or other remediation costs or any other liability in excess of $500,000 in the aggregate. Without limiting the foregoing, each Credit Party shall provide to Banks promptly upon receipt of same by any Credit Party copies of all environmental consultants or engineers reports received by any Credit Party which would render the representation and warranty contained in Section
                                                                         -------
8.14 untrue or inaccurate in any respect;
----
          (g) In the event any notification is provided to any Bank or Administrative Agent pursuant to Section 9.1(f) hereof or Administrative Agent
                                  --------------
or any Bank otherwise learns of any event or condition under which any such notice would be required, then, upon request of Required Banks, Borrower shall within thirty (30) days of such request, cause to be furnished to Administrative Agent and each Bank a report by an environmental consulting firm acceptable to Administrative Agent and Required Banks, stating that a review of such event, condition or

                                     10-46
circumstance has been undertaken (the scope of which shall be acceptable to Administrative Agent and Required Banks) and detailing the findings, conclusions and recommendations of such consultant. Borrower shall bear all expenses and costs associated with such review and updates thereof;

          (h) immediately upon any Authorized Officer of any Credit Party becoming aware of the occurrence of any Default, a certificate of an Authorized Officer of Borrower setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto;

          (i) no later than February 28, and August 31 of each year, reports of production volumes, revenue, expenses and product prices for all oil and gas properties owned by Borrower with a Recognized Value of $500,000 or more for the periods of six (6) months ending the preceding December 31 and June 30, respectively. Such reports shall be prepared on an accrual basis and shall be reported on a field by field basis;

          (j) promptly notify Banks of any Material Adverse Change;

          (k) promptly notify Banks of any material litigation involving any Credit Party; and

          (l) from time to time such additional information regarding the financial position or business of any Credit Party as Administrative Agent, at the request of any Bank, may reasonably request.

     Section 9.2. BUSINESS OF CREDIT PARTIES. The sole business of Borrower will
                  --------------------------
continue to be (a) the issuance of equity and debt securities not prohibited pursuant to the provisions of this Agreement, (b) the acquisition, exploration, development and operation of Mineral Interests and the production and marketing of Hydrocarbons therefrom, (c) the ownership of one hundred percent (100%) of the issued and outstanding limited liability company interests of Marine and one hundred percent (100%) of the issued and outstanding common stock of DES, and
(d) activities reasonably related to the businesses of Borrower described in the foregoing clauses (a) and (c), including, without limitation, activities necessary to comply with the reporting requirements of the Exchange Act, and with rules and regulations of applicable securities exchanges or which are otherwise incident to being a publicly traded company. The sole business of Marine will continue to be marine oil field services. The sole business of DES will continue to be oil and gas marketing and related services. TRI will remain a shell corporation with no assets or operations.

     Section 9.3. MAINTENANCE OF EXISTENCE. Borrower shall, and shall cause each
                  ------------------------
other Credit Party to, at all times (a) maintain its corporate, partnership or limited liability company existence in its state of incorporation or organization, and (b) maintain its good standing and qualification to transact business in all jurisdictions where the failure to maintain good standing or qualification to transact business could have a Material Adverse Effect. Notwithstanding the foregoing, TRI may dissolve at anytime.

     Section 9.4. TITLE DATA. In addition to the title  information  required by
                  ----------
Section 6.1(c) and Section 7.1(b) hereof,  Borrower  shall,  upon the request of
--------------     --------------
Required Banks, cause to be

                                     10-47
delivered to Administrative Agent such title opinions and other information regarding title to Mineral Interests owned by Borrower as are appropriate to determine the status thereof; provided, however, that, Banks may not require the
                              --------  -------  ----
Credit  Parties to furnish title  opinions  (except  pursuant to Section 6.1 and
                                                                 -----------
Section  7.1(b))  unless (a) an Event of  Default  shall  have  occurred  and be
---------------
continuing, or (b) Required Banks have reason to believe that there is a defect in or encumbrance upon Borrower's title to such Mineral Interests that is not a Permitted Encumbrance.

     Section 9.5. RIGHT OF INSPECTION. Borrower will permit, and will cause each
                  -------------------
other Credit Party to permit, any officer, employee or agent of Administrative Agent or of any Bank to visit and inspect any of the assets of any Credit Party, examine each Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of each Credit Party with such Credit Party's officers, accountants and auditors, all at such reasonable times and as often as Administrative Agent or any Bank may desire, all at the expense of Borrower.

     Section 9.6.  MAINTENANCE OF INSURANCE.  Borrower will, and will cause each
                   ------------------------
other Credit Party to, at all times maintain or cause to be maintained insurance covering such risks as are customarily carried by businesses similarly situated, including, without limitation, the following: (a) workmen's compensation insurance; (b) employer's liability insurance; (c) comprehensive general public liability and property damage insurance; (d) insurance against (other than losses or damage to property owned by Borrower which is self insured) losses customarily insured against as a result of damage by fire, lightning, hail, tornado, explosion and other similar risk; and (e) comprehensive automobile liability insurance. All loss payable clauses or provisions in all policies of insurance maintained by any Credit Party pursuant to this Section 9.6 shall be
                                                            -----------
endorsed in favor of and made payable to Administrative Agent for the ratable benefit of Banks, as their interests may appear. Administrative Agent shall have the right, for the ratable benefit of Banks, to collect, and Borrower hereby assigns to Administrative Agent for the ratable benefit of Banks (and hereby agrees to cause each other Credit Party to assign), any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of property which stands as security for the Obligations or any part thereof, and Administrative Agent may, at its election, either apply for the ratable benefit of Banks all or any part of the sums so collected toward payment of the Obligations, whether or not such Obligations are then due and payable, in such manner as Administrative Agent may elect or release same to the applicable Credit Party.

     Section 9.7.  PAYMENT OF TAXES AND CLAIMS.  Borrower  will,  and will cause
                   ---------------------------
each other Credit Party to, pay (a) all Taxes imposed upon it or any of its assets or with respect to any of its franchises, business, income or profits before any material penalty or interest accrues thereon, and (b) all material claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by Law have or might become a Lien (other than a Permitted Encumbrance) on any of its assets; provided, however, no payment of Taxes or claims shall be required if (i) the
--------   -------
amount, applicability or validity thereof is currently being contested in good faith by appropriate action promptly initiated and diligently conducted in accordance with good business practices and no material part of the property or assets of Borrower, and no part of the assets of any Subsidiary of Borrower which would be material to Borrower, is subject to any pending levy or execution, (ii) Borrower, and any


                                     10-48

Subsidiary of Borrower, as and to the extent required in accordance with GAAP, shall have set aside on their books reserves (segregated to the extent required by GAAP) deemed by them to be adequate with respect thereto, and (iii) Borrower has notified Administrative Agent of such circumstances, in detail satisfactory to Administrative Agent.

     Section 9.8.  COMPLIANCE  WITH LAWS AND DOCUMENTS.  Borrower will, and will
                   -----------------------------------
cause each other Credit Party to, comply with all Laws, their respective certificates (or articles) of incorporation, bylaws, regulations and similar organizational documents and all Material Agreements to which any Credit Party is a party, if a violation, alone or when combined with all other such violations, could have a Material Adverse Effect.

     Section 9.9. OPERATION OF PROPERTIES AND EQUIPMENT.
                  -------------------------------------

          (a) Borrower will, and will cause each other Credit Party to, maintain, develop and operate its Mineral Interests in a good and workmanlike manner, and observe and comply with all of the terms and provisions, express or implied, of all oil and gas leases relating to such Mineral Interests so long as such Mineral Interests are capable of producing Hydrocarbons and accompanying elements in paying quantities, except where such failure to comply would not have a Material Adverse Effect.

          (b) Borrower will, and will cause each other Credit Party to, comply in all respects with all contracts and agreements applicable to or relating to its Mineral Interest or the production and sale of Hydrocarbons and accompanying elements therefrom, except to the extent a failure to so comply would not have a Material Adverse Effect.

          (c) Borrower will, and will cause each other Credit Party to, at all times maintain, preserve and keep all operating equipment used with respect to its Mineral Interests in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto so that the efficiency of such operating equipment shall at all times be properly preserved and maintained, except where such failure to comply would not have a Material Adverse Effect; provided, further that, no item
                                                 --------  ------------
of operating equipment need be so repaired, renewed, replaced, added to or improved, if Borrower shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of such Credit Party.

     Section 9.10. ENVIRONMENTAL LAW COMPLIANCE.  Except to the extent a failure
                   ----------------------------
to comply would not have a Material Adverse Effect, Borrower will, and will cause each other Credit Party to, comply with all Applicable Environmental Laws, including, without limitation, (a) all licensing, permitting, notification and similar requirements of Applicable Environmental Laws, and (b) all provisions of all Applicable Environmental Laws regarding storage, discharge, release, transportation, treatment and disposal of Hazardous Substances. Borrower will, and will cause each other Credit Party to, promptly pay and discharge when due all legal debts, claims, liabilities and obligations with respect to any clean-up or remediation measures necessary to comply with Applicable Environmental Laws.

     Section 9.11.  ERISA  REPORTING  REQUIREMENTS.  Borrower shall furnish,  or
                    ------------------------------
cause to be furnished, to Administrative Agent:



                                     10-49

          (a) promptly and in any event (i) within thirty (30) days after Borrower or any ERISA Affiliate receives notice from any regulatory agency of the commencement of an audit, investigation or similar proceeding with respect to a Plan, and (ii) within ten (10) days after Borrower or any ERISA Affiliate contacts the Internal Revenue Service for the purpose of participation in a closing agreement or any voluntary resolution program with respect to a Plan which could have a Material Adverse Effect or knows or has reason to know that any event with respect to any Plan of Borrower or any ERISA Affiliate has occurred that is reasonably believed by Borrower to potentially have a Material Adverse Effect, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

          (b) promptly and in any event within thirty (30) days after the receipt by Borrower of a request therefor by a Bank, copies of any annual and other report (including Schedule B thereto) with respect to a Plan filed by
                           ----------
Borrower or any ERISA Affiliate with the United States Department of Labor, the Internal Revenue Service or the PBGC;

          (c) notification within thirty (30) days of the effective date thereof of any material increases in the benefits, or material change in the funding method, of any existing Plan which is not a multiemployer plan (as defined in section 4001(a)(3) of ERISA), or the establishment of any material new Plans, or the commencement of contributions to any Plan to which Borrower or any ERISA Affiliate was not previously contributing; and

          (d) promptly after receipt of written notice of commencement thereof, notice of all (i) claims made by participants or beneficiaries with respect to any Plan, and (ii) actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower or any ERISA Affiliate with respect to any Plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

     Section 9.12.  ADDITIONAL  DOCUMENTS.  Borrower  will,  and will cause each
                    ---------------------
other Credit Party to, cure promptly any defects in the creation and issuance of each Note, and the execution and delivery of this Agreement and the other Loan Papers and, at Borrower's expense, Borrower shall promptly and duly execute and deliver to each Bank, and cause each other Credit Party to promptly and duly execute and deliver to each Bank, upon reasonable request, all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Credit Parties in this Agreement and the other Loan Papers as may be reasonably necessary or appropriate in connection therewith.

     Section   9.13.   ENVIRONMENTAL   REVIEW.   Borrower   shall   deliver   to
                       ----------------------
Administrative Agent prior to the completion by any Credit Party of any material acquisition of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which a Credit Party previously held an interest, a report or reports obtained by Borrower in the course of such acquisition, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets. Borrower shall deliver to Administrative Agent a report or reports related to any material acquisition by any Credit Party of Mineral Interests or related assets, other than an acquisition of additional interests in Mineral Interests in which a Credit Party previously held an interest, as requested by Administrative Agent or

                                     10-50

Required  Banks in writing,  which report shall be delivered  within  forty-five
(45) days of Administrative Agent's or Required Banks' written request and shall be in form, scope and detail acceptable to Administrative Agent from environmental engineering firms acceptable to Administrative Agent, which report or reports shall set forth the results of a Phase I environmental review of such Mineral Interests and related assets. All of the reports delivered to Administrative Agent pursuant to this Section 9.13 shall not reflect the
                                          -------------
existence of facts or circumstances which would constitute a material violation of any Applicable Environmental Law or which are likely to result in a material liability to any Credit Party.

                                    ARTICLE X

                               NEGATIVE COVENANTS
                               ------------------

     Borrower agrees that, so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 10.1.  INCURRENCE  OF DEBT.  Borrower will not, nor will permit any
                    -------------------
other Credit Party to, incur,  become or remain  liable for any Debt;  provided,
                                                                       --------
that (a) Borrower may incur,  become or remain  liable for (i) the  Obligations,
----
and (ii) other unsecured Debt in an aggregate amount outstanding at any time not to exceed $10,000,000, (b) Borrower may incur, become and remain liable for Permitted Subordinate Debt, and (c) any Subsidiary of Borrower may incur, become and remain liable for Permitted Subordinate Debt as a guarantor; provided, that
                                                                  --------  ----
(i) such Guarantees of Permitted Subordinate Debt shall be subordinated to the Obligations pursuant to subordination provisions approved by Required Banks, such approval to not be unreasonably withheld, and (ii) prior to the execution and delivery by any Subsidiary of Borrower of any Guaranty of Permitted
Subordinate Debt, such Subsidiary shall have executed and delivered to Administrative Agent for the ratable benefit of Banks a Facility Guaranty, and all the Equity of such Subsidiary owned by Borrower shall have been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement.

     Section  10.2.  RESTRICTED  PAYMENTS.  Borrower will not, nor will Borrower
                     --------------------
permit any other Credit Party to, directly or indirectly, declare or pay, or incur any liability to declare or pay, any Restricted Payment; provided, that
                                                                 --------   ----
(a) any Subsidiary of Borrower may make Distributions to Borrower, (b) any Credit Party may make Distributions to any other Credit Party that has provided a Facility Guaranty, and all of the Equity of which owned by Borrower or any Indirect Subsidiary (as applicable) has been pledged to Administrative Agent pursuant to a Borrower Pledge Agreement or a Subsidiary Pledge Agreement (as applicable), and (c) so long as (i) no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, and (ii) the Borrowing Base does not exceed the Conforming Borrowing Base on the date such Restricted Payments are declared or paid, in addition to Distributions permitted under the preceding clauses (a) and (b), Borrower may make Restricted Payments up to $5,000,000 in the aggregate in any Fiscal Year.

     Section 10.3. NEGATIVE PLEDGE.  Borrower will not, nor will Borrower permit
                   ---------------
any other Credit Party to, create, assume or suffer to exist any Lien on any of their respective assets, other than Permitted Encumbrances. Borrower will not, nor will Borrower permit any other Credit


                                     10-51

Party to, enter into or become bound by any agreement (other than this Agreement) that prohibits or otherwise restricts the right of Borrower or any other Credit Party to create, assume or suffer to exist any Lien on any of their respective assets in favor of Administrative Agent for the ratable benefit of Banks.

     Section  10.4.  CONSOLIDATIONS  AND MERGERS.  Borrower  will not,  nor will
                     ---------------------------
Borrower permit any other Credit Party to, consolidate or merge with or into any other Person; provided, that, so long as no Default or Event of Default exists
               --------   ----
or will result, any wholly owned Subsidiary of Borrower may merge or consolidate with any other Person so long as a wholly owned Subsidiary of Borrower is the surviving Person.

     Section  10.5.  ASSET  DISPOSITIONS.  Borrower  will not, nor will Borrower
                     -------------------
permit any other Credit Party to, sell, lease, transfer, abandon or otherwise dispose of any asset other than (a) the sale in the ordinary course of business of Hydrocarbons produced from Borrower's Mineral Interests, (b) the sale, lease, transfer, abandonment, exchange or other disposition of other assets, provided that the aggregate value (which, in the case of assets consisting of Mineral Interests, shall be the Recognized Value of such Mineral Interests and in the case of any exchange, shall be the net value or net Recognized Value realized or resulting from such exchange) of all assets sold, leased, transferred or disposed of pursuant to this clause (b) in any period between Scheduled Redeterminations shall not exceed five percent (5%) of the Conforming Borrowing Base then in effect (for purposes of this clause (b) the Closing Date will be deemed to be a Scheduled Redetermination), and (c) the sale, lease, transfer, abandonment or disposition of Unproved Reserves. In no event will Borrower sell, transfer or dispose of any Equity in any Subsidiary of Borrower nor will any Credit Party issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date.

     Section 10.6.  AMENDMENTS TO ORGANIZATIONAL  DOCUMENTS.  Borrower will not,
                    ---------------------------------------
nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers which will not, individually or in the aggregate, have a Material Adverse Effect.

     Section 10.7. USE OF PROCEEDS.  The proceeds of Borrowings will not be used
                   ---------------
for any purpose other than (a) working capital, (b) to finance the acquisition, exploration and development of Mineral Interests, (c) for general corporate purposes, and (d) to refinance the obligations outstanding under the Existing Credit Agreement. None of such proceeds (including, without limitation, proceeds of Letters of Credit issued hereunder) will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, and none of such proceeds will be used in violation of applicable Law (including, without limitation, the Margin Regulations). Letters of Credit will be issued hereunder only for the purpose of securing bids, tenders, bonds, contracts and other obligations entered into in the ordinary course of Borrower's business. Without limiting the foregoing, no Letters of Credit will be issued hereunder for the purpose of or providing credit enhancement with respect to any Debt or equity security of any Credit Party or to secure any Credit Party's

                                     10-52
obligations with respect to Hedge Transactions other than Hedge Transactions with a Bank or an Affiliate of such Bank.

     Section 10.8. INVESTMENTS.  Borrower will not, nor will Borrower permit any
                   -----------
other Credit Party to, directly or indirectly, make or have outstanding any Investment other than Permitted Investments.

     Section 10.9.  TRANSACTIONS  WITH  AFFILIATES.  Borrower will not, nor will
                    ------------------------------
Borrower permit any other Credit Party to, engage in any transaction with an Affiliate unless such transaction is as favorable to such party as could be obtained in an arm's length transaction with an unaffiliated Person in accordance with prevailing industry customs and practices.

     Section 10.10. ERISA. Except in such instances where an omission or failure
                    -----
would not have a Material Adverse Effect, Borrower will not, nor will Borrower permit any other Credit Party to (a) take any action or fail to take any action which would result in a violation of ERISA, the Code or other Laws applicable to the Plans maintained or contributed to by it or any ERISA Affiliate, or (b) modify the term of, or the funding obligations or contribution requirements under any existing Plan, establish a new Plan, or become obligated or incur any liability under a Plan that is not maintained or contributed to by Borrower or any ERISA Affiliate as of the Closing Date.

     Section  10.11.  HEDGE  TRANSACTIONS.  Borrower will not, nor will Borrower
                      -------------------
permit any other Credit Party to, enter into any Hedge Transactions which would cause the amount of Hydrocarbons which are the subject of Hedge Transactions in existence at such time to exceed eighty five percent (85%) of Borrower's anticipated production from Proved Producing Mineral Interests during the term of such existing Hedge Transactions; provided, that, Borrower may enter into
                                       --------   ----
Hedge Transactions consisting solely of a floor price (i.e. floor, put or option) so long as the amount of Hydrocarbons which are the subject of any such Hedge Transaction in existence at any such time do not exceed one- hundred percent (100%) of Borrower's anticipated production from Proved Mineral Interests during the term of any such existing Hedge Transaction.

     Section 10.12. FISCAL YEAR. Borrower will not, nor will Borrower permit any
                    -----------
other Credit Party to, change its Fiscal Year.

     Section  10.13.  CHANGE IN BUSINESS.  Borrower  will not, nor will Borrower
                      ------------------
permit any other Credit Party to, engage in any business other than the businesses engaged in by such parties on the date hereof as described in Section
                                                                         -------
8.13 hereof.
----

     Section 10.14. QUALIFIED PURPOSE.  Borrower will not request or receive any
                    -----------------
Borrowing hereunder if, after giving effect thereto and the use of the proceeds thereof, that portion of the principal balance of the Revolving Loan which is outstanding at such time and was utilized for any purpose other than a Qualified Purpose exceeds twenty five percent (25%) of the Conforming Borrowing Base in effect at such time. Borrower agrees that each Request for Borrowing will include in addition to the information described in Section 3.2 hereof, a
                                                        ------------
certification from an Authorized Officer of Borrower as to the purpose and utilization of the proceeds of such Borrowing. Additionally, notwithstanding anything to the contrary contained in


                                     10-53

Section 4.2 hereof, all principal payments received by Banks with respect to the
-----------
Revolving Loan shall be applied first to that portion of the outstanding principal balance of the Revolving Loan utilized for purposes other than
Qualified Purposes. Notwithstanding the foregoing, Borrower shall not be required to comply with this Section 10.14 at any time that the Borrowing Base
                             -------------
is equal to the Conforming Borrowing Base.

                                   ARTICLE XI

                               FINANCIAL COVENANTS
                               -------------------

Borrower agrees that so long as any Bank has any commitment to lend or participate in Letter of Credit Exposure hereunder or any amount payable under any Note remains unpaid or any Letter of Credit remains outstanding:

     Section 11.1. CURRENT RATIO OF BORROWER. Borrower will not permit its ratio
                   -------------------------
of Consolidated Current Assets to its Consolidated Current Liabilities as of the end of any Fiscal Quarter to be less than 1.0 to 1.0.

     Section 11.2. MINIMUM  CONSOLIDATED  TANGIBLE NET WORTH.  Borrower will not
                   -----------------------------------------
permit its Consolidated Tangible Net Worth to be less than the Required Consolidated Tangible Net Worth on any Quarterly Date.

     Section 11.3.  CONSOLIDATED  EBITDA  TO CONSOLIDATED  NET INTEREST EXPENSE.
                    -----------------------------------------------------------
Borrower will not permit its ratio of Consolidated EBITDA to Consolidated Net Interest Expense to be less than (a) 2.25 to 1.0 for the periods of four (4) consecutive Fiscal Quarters ending on each of December 31, 2000 and March 31, 2001, and (b) 2.50 to 1.0 for any period of four (4) consecutive Fiscal Quarters ending on or after June 30, 2001.

                                   ARTICLE XII

                                    DEFAULTS
                                    --------

     Section 12.1.  EVENTS OF DEFAULT.  If one or more of the  following  events
                    -----------------
(collectively  "EVENTS OF DEFAULT" and individually an "EVENT OF DEFAULT") shall
                -----------------                       ----------------
have occurred and be continuing:

          (a) Borrower shall fail to pay when due any principal on any Note;

          (b) Borrower shall fail to pay when due accrued interest on any Note or any fees or any other amount payable hereunder and such failure shall continue for a period of three (3) days following the due date;

          (c) Borrower shall fail to observe or perform any covenant or agreement contained in Section 7.3, Article X or Article XI of this Agreement;
                       -----------  ---------    ----------

          (d) any Credit Party shall fail to observe or perform any covenant or agreement contained in this Agreement or the other Loan Papers (other than those referenced in Section
              -------

                                     10-54

12.1(a),  Section 12.1(b) and Section 12.1(c)) and such failure  continues for a
-------   ---------------     ---------------
period of thirty (30) days after the earlier of (i) the date any Authorized Officer of any Credit Party acquires knowledge of such failure, or (ii) written notice of such failure has been given to any Credit Party by Administrative Agent or any Bank;

          (e) any representation, warranty, certification or statement made or deemed to have been made by any Credit Party in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made;

          (f) any Credit Party shall fail to make any payment when due on any Debt of such Person in a principal amount equal to or greater than $500,000 or any other event or condition shall occur which (i) results in the acceleration of the maturity of any such Debt, or (ii) entitles the holder of such Debt to accelerate the maturity thereof;

          (g) any Credit Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate, partnership or limited liability company action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against any Credit Party seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) days; or an order for relief shall be entered against any Credit Party under the federal bankruptcy Laws as now or hereafter in effect;

          (i) one (1) or more final judgments or orders for the payment of money aggregating in excess of $500,000 shall be rendered against any Credit Party and such judgment or order shall continue unsatisfied and unstayed for thirty (30) days;

          (j) (i) any event occurs with respect to any Plan or Plans pursuant to which any Credit Party and/or any ERISA Affiliate incur a liability due and owing at the time of such event, without existing funding therefor, for benefit payments under such Plan or Plans in excess of $500,000; or (ii) any Credit Party, any ERISA Affiliate, or any other "party-in-interest" or "disqualified person," as such terms are defined in section 3(14) of ERISA and section 4975(e)(2) of the Code, shall engage in transactions which in the aggregate results in a direct or indirect liability to any Credit Party or any ERISA
Affiliate in excess of $500,000 under section 409 or 502 of ERISA or section 4975 of the Code which either (A) results in a Lien on any Credit Party's assets which is not a Permitted Encumbrance, or (B) continues unsatisfied for a


                                     10-55
period of thirty (30) days after any Authorized Officer of any Credit Party first acquires knowledge of such liability;

          (k) a Change of Control shall occur; or

          (l) this Agreement or any other Loan Paper shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by any Credit Party, or any Credit Party shall deny that it has any further liability or obligation under any of the Loan Papers, or any Lien created by the Loan Papers shall for any reason (other than the release thereof in accordance with the Loan Papers) cease to be a valid, first priority, perfected Lien upon any of the Proved Mineral Interests purported to be covered thereby;

then, and in every such event, Administrative Agent shall without presentment, notice or demand (unless expressly provided for herein) of any kind (including, without limitation, notice of intention to accelerate and acceleration), all of which are hereby waived, (a) if requested by Required Banks, terminate the Commitments and they shall thereupon terminate, and (b) if requested by Required Banks, take such other actions as may be permitted by the Loan Papers including, declaring the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable; provided that, in the
                                                           -------- ----
case of any of the Events of  Default  specified  in Section  12.1(g) or Section
                                                     ----------------    -------
12.1(h),   without  any  notice  to  any  Credit  Party  or  any  other  act  by
-------
Administrative Agent or Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable.

                                  ARTICLE XIII

                                     AGENTS
                                     ------

     Section  13.1.  APPOINTMENT,  POWERS,  AND  IMMUNITIES.  Each  Bank  hereby
                     --------------------------------------
irrevocably appoints and authorizes each Agent to act as its agent under this Agreement and the other Loan Papers with such powers and discretion as are specifically delegated to each such Agent by the terms of this Agreement and the other Loan Papers, together with such other powers as are reasonably incidental thereto. No Agent (which term as used in this sentence and in Section 13.5 and
                                                                ------------
the first  sentence of Section 13.6 hereof shall  include their  affiliates  and
                       ------------
their own and their affiliates' officers, directors, employees, and agents): (a) shall have any duties or responsibilities except those expressly set forth in this Agreement and no Agent shall be a trustee or fiduciary for any Bank; (b) shall be responsible to Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Paper or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Paper, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Paper, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of their Subsidiaries or affiliates; (d) shall be required to initiate or conduct any litigation or collection proceedings


                                     10-56
under any Loan Paper; and (e) shall be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Paper, except for its own gross negligence or willful misconduct. Each Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Banks identified as Co-Agents under this Agreement shall not have any right, power, obligation, liability, responsibility or duty under this Agreement in such capacity. Each Bank acknowledges that it has not relied, and will not rely, on any Bank identified as a Co-Agent in deciding to enter into this Agreement or in taking or not taking action hereunder.

     Section 13.2. RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon
                   ------------------
any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by any such Agent. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until Administrative Agent receives and accepts an Assignment and Acceptance Agreement executed in accordance with Section 15.10 hereof. As to any matters not
                                --------------
expressly provided for by this Agreement, no Agents shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of Required Banks, and such instructions shall be binding on Banks; provided, however, that, no Agent shall be required
                            --------   -------  ----
to take any action that exposes such Agent to personal liability or that is contrary to any Loan Paper or applicable Law or unless it shall first be indemnified to its satisfaction by Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

     Section  13.3.  DEFAULTS.  No Agent  shall be deemed to have  knowledge  or
                     --------
notice of the occurrence of a Default or Event of Default unless such Agent has received written notice from a Bank or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Banks. Administrative Agent shall (subject to Section 13.2 hereof) take such
                                                 -------------
action with respect to such Default or Event of Default as shall reasonably be directed by Required Banks; provided that, unless and until Administrative Agent
                            -------- ----
shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of Banks.

     Section  13.4.  RIGHTS AS BANK.  With  respect  to its  Commitment  and the
                     --------------
portion of the Revolving Loan made by it, Bank of America (and any successor acting as Administrative Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Bank of America (and any successor acting as Administrative Agent), each other Agent and their affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with Borrower


                                     10-57
or any other Credit Party or their affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Administrative Agent), each other Agent and their affiliates may accept fees and other consideration from Borrower or any other Credit Party or any of their affiliates for services in connection with this Agreement or otherwise without having to account for the same to Banks.

     Section 13.5. INDEMNIFICATION.  Banks agree to indemnify each Agent (to the
                   ---------------
extent not reimbursed by Borrower or any other Credit Party hereof, but without limiting the obligations of any Credit Party to so reimburse) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against any such Agent (including by any Bank) in any way relating to or arising out of any Loan Paper or the transactions contemplated thereby or any action taken or omitted by any Agent under any Loan Paper (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ANY AGENT); provided that no Bank shall be liable for any of the
                            -------- ----
foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse each Agent promptly upon demand for its ratable share of any costs or expenses payable by Borrower under Section 15.3, to the
                                                            ------------
extent that any such Agent is not promptly reimbursed for such costs and expenses by Borrower. The agreements contained in this Section 13.5 shall
                                                             -------------
survive payment in full of the portion of the Revolving Loan and all other amounts payable under this Agreement.

     Section 13.6.  NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that
                    -------------------------------------
it has, independently and without reliance on any Agent or any Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of each Credit Party and decision to enter into this Agreement and that it will, independently and without reliance upon any Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Papers. Except for notices, reports, and other documents and information expressly required to be furnished to Banks by Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or their affiliates that may come into the possession of any such Agent or any of their affiliates.

     Section 13.7.  RESIGNATION  OF AGENTS.  Any Agent may resign at any time by
                    ----------------------
giving notice thereof to Banks and Borrower. Upon any such resignation, Required Banks shall have the right to appoint a successor Agent, which shall be approved by Borrower, such approval to not be unreasonably withheld; provided, that,
                                                                --------   ----
Borrower shall not have the right to approve any successor Agent appointed during the continuance of any Default. If no successor Agent shall have been so appointed by Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of Banks, appoint a successor Agent which shall be a commercial bank organized under the Laws of the United States of America having combined capital and surplus of at least $100,000,000 and which shall be approved by Borrower, such approval to not be unreasonably withheld; provided, that, Borrower shall not have the right to approve any successor Agent
--------  ----
appointed during the continuance of any Default. Upon the acceptance of any appointment as

                                     10-58

Agent hereunder by a successor (and approval of such successor by Borrower to the extent Borrower's approval is required), such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as an Agent, the provisions of this Article XIII shall
                                                              ------------
continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.


                                   ARTICLE XIV

                             CHANGE IN CIRCUMSTANCES
                             -----------------------


     Section 14.1. INCREASED COST AND REDUCED RETURN.
                   ---------------------------------

          (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

               (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Note, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Agreement or its
               Note in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Bank or such Applicable Lending Office);

               (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, compulsory loan, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

               (iii) shall impose on such Bank (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Loans, then the Borrower shall pay to

                                     10-59
such Bank on demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by Borrower under this Section 14.1(a), the Borrower may, by notice to such Bank (with a copy to Administrative Agent), suspend the obligation of such Bank to make or Continue Eurodollar Loans or to Convert all or part of the Base Rate Loan owing to such Bank into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 14.4 shall be applicable); provided, that such suspension shall not affect the right of such Bank to receive the compensation so requested.

          (b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then, from time to time upon demand, Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

          (c) Each Bank shall promptly notify Borrower and Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 14.1 and will
                                                           ------------
designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 14.1 shall furnish to Borrower and
                             --------------
Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 14.2.  LIMITATION ON TYPE OF LOANS. If on or prior to the first day
                    ---------------------------
of any Interest Period for any Eurodollar Loan:

          (a) Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) Required Banks determine (which determination shall be conclusive) and notify Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to Banks of funding Eurodollar Loans for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof specifying the relevant Type of Revolving Loans and the relevant amounts or periods, and so long as such condition remains in effect, Banks shall be under no obligation to make additional Revolving Loans of such Type, Continue Revolving Loans of such Type, or to Convert Revolving Loans of any other


                                     10-60

Type into Revolving Loans of such Type, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Revolving Loans of the affected Type, either prepay such Revolving Loans or Convert such Revolving Loans into another Type of Revolving Loan in accordance with the terms of this Agreement.

     Section  14.3.  ILLEGALITY.  Notwithstanding  any other  provision  of this
                     ----------
Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund Eurodollar Loans hereunder, then such Bank shall promptly notify Borrower thereof and such Bank's obligation to make or Continue Eurodollar Loans and to Convert other Types of Revolving Loans into Eurodollar Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section
                                                                         -------
14.4 shall be applicable).
----

     Section 14.4. TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to
                   ---------------------------
make particular Eurodollar Loans or to Continue Revolving Loans, or to Convert Revolving Loans of another Type into Revolving Loans of a particular Type shall be suspended pursuant to Section 14.1 or Section 14.3 hereof (Revolving Loans of
                         ------------    ------------
such Type being herein called "AFFECTED LOANS" and such Type being herein called
                               --------------
the  "AFFECTED  TYPE"),  such  Bank's  Affected  Loans  shall  be  automatically
      --------------
Converted into the Base Rate Loan on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 14.3 hereof, on such earlier date as such Bank may specify to
    -------------
Borrower with a copy to Administrative Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 14.1
                                                                    ------------
or Section 14.3 hereof that gave rise to such Conversion no longer exist:
   ------------

          (a) to the extent that such Bank's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to the Base Rate Loan; and

          (b) all Revolving Loans that would otherwise be made or Continued by such Bank as Revolving Loans of the Affected Type shall be made or Continued instead as part of the Base Rate Loan, and all Revolving Loans of such Bank that would otherwise be Converted into Revolving Loans of the Affected Type shall be Converted instead into (or shall remain) as part of the Base Rate Loan.

If such Bank gives notice to Borrower (with a copy to Administrative Agent) that the circumstances specified in Section 14.1 or Section 14.3 hereof that gave
                                  -------------    ------------
rise to the  Conversion of such Bank's  Affected  Loans pursuant to this Section
                                                                         -------
14.4  no  longer  exist  (which  such  Bank  agrees  to do  promptly  upon  such
----
circumstances ceasing to exist) at a time when Revolving Loans of the Affected Type made by other Banks are outstanding, such Bank's portion of the Base Rate Loan shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Revolving Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Revolving Loans held by Banks holding Revolving Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                                     10-61

     Section 14.5.  COMPENSATION.  Upon the request of any Bank,  Borrower shall
                    ------------
pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

          (a) any payment, prepayment, or Conversion of a Eurodollar Loan for any reason (including, without limitation, the acceleration of the Revolving
Loan) on a date other than the last day of the Interest Period for such Loan; or

          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Article VII to
                                                                  -----------
be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Loan on the date for such Borrowing, Conversion, Continuation, or prepayment specified in the relevant Request for Borrowing, Notice of Continuation or Conversion, or other notice of Borrowing, prepayment, Continuation, or Conversion under this Agreement.

     Section 14.6.  TAXES.
                    -----

          (a) Any and all payments by Borrower to or for the account of any Bank or Administrative Agent hereunder or under any other Loan Paper shall be made free and clear of and without deduction for any and all present or future Taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and
                                      ---------
Administrative Agent, Taxes imposed on its income, and franchise Taxes imposed on it, by the jurisdiction under the Laws of which such Bank (or its Applicable Lending Office) or Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded Taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to in this Section 14.6 as "NON-EXCLUDED TAXES"). If Borrower shall be
                    ------------     -------------------
required by Law to deduct any Non-Excluded Taxes from or in respect of any sum payable under this Agreement or any other Loan Paper to any Bank or Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 14.6 such Bank or Administrative
                                      -------------
Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and (iv) Borrower shall furnish to Administrative Agent, at its address set forth on Schedule 2.1 hereto, the
                                                      -------------
original or a certified copy of a receipt evidencing payment thereof.

          (b) In addition, Borrower agrees to pay any and all present or future stamp or documentary Taxes and any other excise or property Taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Paper or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Paper (hereinafter referred to as "OTHER
                                                                           -----
TAXES").
-----

          (c) Borrower agrees to indemnify each Bank and Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 14.6)
                           ------------

                                     10-62
paid by such Bank or Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

          (d) Each Bank organized under the Laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on Schedule 2.1 hereto and on or prior
                                             ------------
to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by Borrower or Administrative Agent (but only so long as such Bank remains lawfully able to do so), shall provide Borrower and Administrative Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Papers.

          (e) For any period with respect to which a Bank has failed to provide Borrower and Administrative Agent with the appropriate form pursuant to Section
                                                                         -------
14.6(d)  (unless such failure is due to a change in treaty,  law, or  regulation
-------
occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section
                                                                         -------
14.6(a) or Section  14.6(b) with respect to  Non-Excluded  Taxes  imposed by the
-------    ----------------
United States; provided,  however, that should a Bank, which is otherwise exempt
               --------   -------
from or subject to a reduced rate of withholding Tax, become subject to Non-Excluded Taxes because of its failure to deliver a form required hereunder, Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Non-Excluded Taxes.

          (f) If Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 14.6, then such Bank will agree to
                                     ------------
use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

          (g) Within thirty (30) days after the date of any payment of Non-Excluded Taxes, Borrower shall furnish to Administrative Agent the original or a certified copy of a receipt evidencing such payment.

          (h) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section 14.6 shall survive the termination of the Commitments and the payment in
------------
full of the Notes.

     Section 14.7. DISCRETION OF BANKS AS TO MANNER OF FUNDING.  Notwithstanding
                   -------------------------------------------
any provisions of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Commitment in any manner it sees fit, it being understood,

                                     10-63
however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each Eurodollar Loan during the Interest Period for such Eurodollar Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Adjusted Eurodollar Rate for such Interest Period.

                                   ARTICLE XV

                                  MISCELLANEOUS
                                  -------------

     Section 15.1. NOTICES.  All notices,  requests and other  communications to
                   -------
any party hereunder shall be in writing (including bank wire, telecopy or similar writing) and shall be given, if to Administrative Agent or any Bank, at its address or telecopier number set forth on Schedule 2.1 hereto, and if given
                                              ------------
to Borrower, at its address or telecopy number set forth on the signature pages hereof (or in either case, at such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto). Each such notice, request or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 15.1 and the appropriate answerback is received or
                   ------------
receipt is otherwise confirmed, (b) if given by mail, three (3) Domestic Business Days after deposit in the mails with first class postage prepaid, addressed as aforesaid, or (c) if given by any other means, when delivered at the address specified in this Section 15.1; provided that notices to
                                    -------------    --------  ----
Administrative  Agent  under  Article  III or Article IV shall not be  effective
                              ------------    ----------
until received.

     Section 15.2. NO WAIVERS.  No failure or delay by  Administrative  Agent or
                   ----------
any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Paper shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law or in any of the other Loan Papers.

     Section 15.3. EXPENSES; INDEMNIFICATION.
                   -------------------------

          (a) Borrower agrees to pay on demand all reasonable costs and expenses of each Agent (other than any Co-Agent) in connection with the syndication, preparation, execution, delivery, modification, and amendment of this Agreement, the other Loan Papers, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for Administrative Agent with respect thereto and with respect to advising Administrative Agent as to its rights and responsibilities under the Loan Papers. Borrower further agrees to pay on demand all costs and expenses of Administrative Agent and Banks, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Papers and the other documents to be delivered hereunder.

          (b) BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS EACH AGENT AND EACH BANK AND EACH OF THEIR AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND ADVISORS

                                     10-64

(EACH,  AN  "INDEMNIFIED  PARTY") FROM AND AGAINST ANY AND ALL CLAIMS,  DAMAGES,
             ------------------
LOSSES,  LIABILITIES,   COSTS,  AND  EXPENSES  (INCLUDING,  WITHOUT  LIMITATION,
REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 15.3 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE
                    -------------
WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY CREDIT PARTIES, ITS DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. BORROWER AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY AGENT, ANY BANK, ANY OF THEIR AFFILIATES, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, AND ADVISERS, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN PAPERS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE REVOLVING LOAN.

          (c) Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements and obligations of Borrower contained in this
Section  15.3 shall  survive the payment in full of the  Revolving  Loan and all
-------------
other amounts payable under this Agreement.

     Section 15.4. RIGHT OF SET-OFF; ADJUSTMENTS.
                   -----------------------------

          (a) Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether such Bank shall have made any demand under this Agreement or Note held by such and although such obligations may be unmatured. Each Bank agrees promptly to notify the affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not
      --------  -------

                                     10-65
affect the validity of such set-off and application. The rights of each Bank under this Section 15.4 are in addition to other rights and remedies (including,
           ------------
without limitation, other rights of set-off) that such Bank may have.

          (b) If any Bank (a  "BENEFITTED  BANK")  shall at any time receive any
                               ----------------
payment of all or part of the amounts owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's amounts owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks a participating interest in such portion of each such other Bank's amounts owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each other Bank; provided, however,
                                                             --------   -------
that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. Borrower agrees that any Bank so purchasing a participation from a Bank pursuant to this Section 15.4 may, to the fullest extent permitted
                             ------------
by Law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of Borrower in the amount of such participation.

     Section 15.5. AMENDMENTS AND WAIVERS. Any provision of this Agreement,  the
                   ----------------------
Notes or any other Loan Paper may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Required Banks (and, if the rights or duties of any Agent are affected thereby, by such Agent); provided that no such amendment or waiver shall, unless signed by all Banks, (a)
-------- ----
increase the Commitment of any Bank, (b) reduce the principal of or rate of interest on any Revolving Loan or any fees or other amounts payable hereunder or for termination of any Commitment, (c) change the percentage of the Total Commitment, or the number of Banks which shall be required for Banks or any of them to take any action under this Section 15.5 or any other provision of this
                                    ------------
Agreement, (d) extend the due date for, or forgive any principal, interest, fees or reimbursement obligations due hereunder, (e) release any material guarantor or other material party liable for all or any part of the Obligations or release any material part of the collateral for the Obligations or any part thereof other than releases required pursuant to sales of collateral which are expressly permitted by Section 10.5 hereof, or (f) amend or modify any of the provisions
             ------------
of Article V hereof or the definitions of any terms defined therein.
   ---------

     Section 15.6. SURVIVAL. All representations,  warranties and covenants made
                   --------
by any Credit Party herein or in any certificate or other instrument delivered by it or in its behalf under the Loan Papers shall be considered to have been relied upon by Banks and shall survive the delivery to Banks of such Loan Papers or the extension of the Revolving Loan (or any part thereof), regardless of any investigation made by or on behalf of Banks. The indemnity provided in Section
                                                                         -------
15.3(b)  herein shall  survive the  repayment of all credit  advances  hereunder
-------
and/or the discharge or release of any Lien granted hereunder or in any other Loan Paper, contract or agreement between Borrower or any other Credit Party and any Agent or any Bank.


                                     10-66

     Section 15.7. LIMITATION ON INTEREST. Regardless of any provision contained
                   ----------------------
in the Loan Papers, Banks shall never be entitled to receive, collect, or apply, as interest on the Revolving Loan, any amount in excess of the Maximum Lawful Rate, and in the event any Bank ever receives, collects or applies as interest any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal and treated hereunder as such; and if the Revolving Loan is paid in full, any remaining excess shall promptly be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Lawful Rate, Borrower and Banks shall, to the extent permitted under applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate and spread, in equal parts, the total amount of the interest throughout the entire contemplated term of the Notes, so that the interest rate is the Maximum Lawful Rate throughout the entire term of the Notes; provided, however,
                                                             --------   -------
that if the unpaid principal balance thereof is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Lawful Rate, Banks shall refund to Borrower the amount of such excess and, in such event, Banks shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Lawful Rate.

     Section 15.8.  INVALID  PROVISIONS.  If any provision of the Loan Papers is
                    -------------------
held to be illegal, invalid, or unenforceable under present or future Laws effective during the term thereof, such provision shall be fully severable, the Loan Papers shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of the Loan Papers a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 15.9.  WAIVER OF CONSUMER  CREDIT LAWS.  Pursuant to Chapter 346 of
                    -------------------------------
the Texas Finance Code, as amended, Borrower agrees that such Chapter 346 shall not govern or in any manner apply to the Revolving Loan.

     Section 15.10. ASSIGNMENTS AND PARTICIPATIONS.
                    ------------------------------

          (a) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its interest in the Revolving Loan, its Note, and its Commitment); provided, however, that
                     --------  -------  ----

               (i) each such assignment shall be to an Eligible Assignee;

               (ii) except in the case of an assignment to another Bank or an assignment of all of a Bank's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $100,000 in excess thereof;


                                     10-67

               (iii) each such assignment by a Bank shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement and its Note; and

               (iv) the parties to such assignment shall execute and deliver to Administrative Agent for its acceptance an Assignment and Acceptance Agreement (herein so called) in the form of Exhibit K
                                                                       ---------
               attached hereto, together with any Notes subject to such assignment and a processing fee to be paid by the assigning Bank of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Bank hereunder and the assigning Bank shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section 15.10(a), the assignor,
                                                ----------------
Administrative Agent and Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the Laws of the United States of America or a state thereof, it shall deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 14.6(d).
                ---------------

          (b)  Administrative  Agent shall  maintain at its address set forth on
Schedule  2.1  hereto,  a copy  of  each  Assignment  and  Acceptance  Agreement
-------------
delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment and Commitment Percentage of, and principal amount of the Revolving Loan owing to, each Bank from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding
       --------
for all purposes, absent manifest error, and Borrower, Administrative Agent and Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

          (c) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes subject to such assignment and payment of the processing fee, Administrative Agent shall, if such Assignment and Acceptance Agreement has been completed and is in substantially the form of Exhibit K attached hereto, (i) accept such Assignment
                          ---------
and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

          (d) Each Bank may sell participations to one or more Persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and its interest in the Revolving Loan); provided,
                                                                       --------
however,  that (i) such Bank's  obligations  under this  Agreement  shall remain
-------   ----
unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Article
                                                                         -------
XIV and the right of set-off  contained in Section 15.4, and (iv) Borrower shall
---                                        ------------
continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such

                                     10-68

Bank shall retain the sole right to enforce the obligations of Borrower relating to its interest in the Revolving Loan and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on the Revolving Loan or the Notes, extending any scheduled principal payment date or date fixed for the payment of interest on the Revolving Loan or the Notes, or extending its Commitment).

          (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign and pledge all or any portion of its interest in the Revolving Loan and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

          (f) Any Bank may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants).

          (g) Each Loan Paper binds and inures to the parties to it, any intended beneficiary of it, and each of their respective successors and permitted assigns. Borrower shall not assign or transfer any rights or obligations under any Loan Paper or permit any Credit Party to assign or transfer any rights or obligations under any Loan Paper without first obtaining all Banks' consent, and any purported assignment or transfer without all Banks' consent is void.

     Section  15.11.  TEXAS LAW.  THIS  AGREEMENT,  EACH NOTE AND THE OTHER LOAN
                      ---------
PAPERS HAVE BEEN EXECUTED AND DELIVERED IN THE STATE OF TEXAS AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY PROPERTY INTENDED AS SECURITY FOR THE OBLIGATIONS IS LOCATED NECESSARILY GOVERN (A) THE PERFECTION AND PRIORITY OF THE LIENS IN FAVOR OF ADMINISTRATIVE AGENT AND BANKS WITH RESPECT TO SUCH PROPERTY, AND (B) THE EXERCISE OF ANY REMEDIES (INCLUDING FORECLOSURE) WITH RESPECT TO SUCH PROPERTY.

     Section 15.12. CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES.
                    ---------------------------------------------

          (a) Borrower hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out of or relating to this Agreement or any other Loan Papers, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. As an alternative, Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to such Person at its address specified in Section 15.1.
                                                                  -------------
Borrower agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

                                     10-69

(b) Nothing in this Section 15.12 shall affect any right of Banks to serve legal
                    -------------
process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against any Credit Party or their properties in the courts of any other jurisdictions.

          (c) To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Person hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Papers.

     Section 15.13. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in
                    ---------------------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Subject to the terms and conditions herein set forth (including, without limitation, the execution and delivery of the Certificate of Effectiveness), this Agreement shall become effective when Administrative Agent shall have received counterparts hereof signed by all of the parties hereto or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic or other written confirmation from such Bank of execution of a counterpart hereof by such Bank.

     Section  15.14.  NO THIRD PARTY  BENEFICIARIES.  Except for the  provisions
                      -----------------------------
hereof inuring to the benefit of Agents not a party to this Agreement, it is expressly intended that there shall be no third party beneficiaries of the covenants, agreements, representations or warranties herein contained other than third party beneficiaries permitted pursuant to Section 15.10.
                                                -------------

     Section 15.15. COMPLETE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN PAPERS
                    ------------------
COLLECTIVELY REPRESENT THE FINAL AGREEMENT BY AND AMONG BANKS, AGENTS AND THE CREDIT PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANKS, AGENTS, AND THE CREDIT PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG BANKS, AGENTS, AND THE CREDIT PARTIES.

     Section 15.16.  WAIVER OF JURY TRIAL.  BORROWER,  ADMINISTRATIVE  AGENT AND
                     --------------------
BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS AND FOR ANY COUNTERCLAIM THEREIN.

     Section 15.17. CONFIDENTIALITY. Administrative Agent and each Bank (each, a
                    ---------------
"LENDING PARTY") agrees to keep  confidential any information  furnished or made
 -------------
available to it by Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from
               -------- ----
disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or any Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any Law, rule or regulation, (d) upon the order of any court or administrative agency, (e) upon the request


                                     10-70
or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Paper, and (i) subject to provisions substantially similar to those contained in this
Section 15.17, to any actual or proposed participant or assignee.
-------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective Authorized Officers on the day and year first above written.

                           [signature pages to follow]





                                     10-71

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS





BORROWER:
--------

DENBURY RESOURCES, INC.,
a Delaware corporation



By:
    -------------------------------------------------
         Phil Rykhoek,
         Chief Financial Officer

Address for Notice:

5100 Tennyson Parkway
Suite 3000
Plano, Texas  75024
Fax No. (972) 673-2150

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




ADMINISTRATIVE AGENT:
--------------------

BANK OF AMERICA, N.A.,
as Administrative Agent


By:
   --------------------------------------------------
         J. Scott Fowler
         Managing Director



BANKS:
-----

BANK OF AMERICA, N.A.




By:
   --------------------------------------------------
         J. Scott Fowler,
         Managing Director

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




CO-AGENT:
--------

FLEET NATIONAL BANK,
successor in interest to BankBoston, N.A.



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------



BANKS:
-----

FLEET NATIONAL BANK,
successor in interest to BankBoston, N.A.




By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




CO-AGENT:
--------

BANK ONE, TEXAS, N.A.



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------



BANKS:
-----

BANK ONE, TEXAS, N.A.



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




CO-AGENT:
--------

THE BANK OF NOVA SCOTIA



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------



BANKS:
-----

THE BANK OF NOVA SCOTIA



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




BANKS:
-----

CHRISTIANIA BANK OG KREDITKASSE ASA



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




BANKS:
-----

CREDIT LYONNAIS NEW YORK BRANCH



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




BANKS:
-----

NATEXIS BANQUES POPULAIRES



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                      DENBURY RESOURCES, INC., AS BORROWER,
                 BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,
                      THE OTHER AGENTS A PARTY THERETO, AND
                        THE FINANCIAL INSTITUTIONS LISTED
                        ON SCHEDULE 2.1 THERETO, AS BANKS




BANKS:
-----

WELLS FARGO BANK TEXAS, N.A.



By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------

                                  SCHEDULE 2.1
                                  ------------
                             Financial Institutions

Banks                                        Commitment Amount         Commitment Percentage
-----                                        -----------------         ---------------------
Bank of America, N.A                          $42,272,727.27               14.0909090909%
Fleet National Bank                           $40,909,090.91               13.6363636364%
Bank One, Texas, N.A.                         $40,909,090.91               13.6363636364%
The Bank of Nova Scotia                       $40,909,090.91               13.6363636364%
Credit Lyonnais - New York Branch             $39,545,454.55               13.1818181818%
Wells Fargo Bank Texas, N.A.                  $34,090,909.09               11.3636363636%
Christiania Bank OG Kreditkasse ASA           $34,090,909.09               11.3636363636%
Natexis Banques Populaires                    $27,272,727.27               9.0909090909%
Totals:                                       $300,000,000.00                 100.00%
=======================================  =========================  ============================

Banks                             Domestic Lending Office        Eurodollar Lending Office           Address for Notice
-----                             -----------------------        -------------------------           ------------------
Bank of America, N.A.           901 Main Street, 64th Floor     901 Main Street, 64th Floor       901 Main Street, 64th Floor
                                Dallas, Texas 75202             Dallas, Texas 75202               Dallas, Texas 75202
                                Fax No. (214) 209-1285          Fax No. (214) 209-1285            Fax No. (214) 209-1285
Bank One, Texas, NA             910 Travis                      910 Travis                        500 Taylor Street
                                TX2-4330                        TX2-4330                          TX1-1420
                                Houston, Texas  77002           Houston, Texas  77002             Fort Worth, Texas  76102
                                Fax No. (713) 751-3544          Fax No. (713) 751-3544            Fax No. (817) 884-4095

                                                                                                  with a copy to:
                                                                                                  910 Travis
                                                                                                  TX2-4330
                                                                                                  Houston, Texas  77002
                                                                                                  Fax No. (713) 751-3544

Fleet National Bank             100 Federal Street              100 Federal Street                100 Federal Street
                                01-08-04                        01-08-04                          01-08-04
                                Boston, MA 02110                Boston, MA 02110                  Boston, MA 02110
                                Fax No.  (617) 434-3652         Fax No.  (617) 434-3652           Fax No.  (617) 434-3652

Christiania  Bank OG            11 West 42nd  Street, 7th Floor 11 West 42nd  Street,7th Floor    11 West 42nd Street,  7th Floor
Kreditkasse  ASA                New York, New York 10036        New York, New York 10036          New York, New York 10036
                                Fax No. (212) 827-4888          Fax No. (212) 827-4888            Fax No. (212) 827-4888

Credit Lyonnais New York        1301 Avenue of the Americas     1301 Avenue of the Americas       1000 Louisiana, Suite 5360
Branch                          New York, New York 10019        New York, New York 10019          Houston, Texas 77002
                                Fax No. (917) 849-5440          Fax No. (917) 849-5440            Fax No.  (715) 751-0307

Natexis Banques Populaires      333 Clay Street, Suite 4340     333 Clay Street, Suite 4340       333 Clay Street, Suite 4340
                                Houston, Texas 77002            Houston, Texas 77002              Houston, Texas 77002
                                Fax No.  (713) 759-9908         Fax No.  (713) 759-9908           Fax No.  (713) 759-9908

The Bank of Nova Scotia         The Bank of Nova Scotia         The Bank of Nova Scotia           The Bank of Nova Scotia
                                Atlanta Agency                  Atlanta Agency                    Atlanta Agency
                                600 Peachtree St. N.E.,         600 Peachtree St. N.E.,           600 Peachtree St. N.E.,
                                Suite 2700                      Suite 2700                        Suite 2700
                                Atlanta, Georgia 30308          Atlanta, Georgia 30308            Atlanta, Georgia 30308
                                Fax No.  (404) 888-8998         Fax No.  (404) 888-8998           Fax No.  (404) 888-8998

Wells Fargo Bank Texas, N.A.    1445 Ross Avenue, Suite 200     1740 Broadway, 3rd Floor          1445 Ross Avenue, Suite 200
                                MAC# T5303-029                  Denver, Colorado 80274            MAC# T5303-029
                                Dallas, Texas 75202             Attn: Tanya Ivie, Prod. Mgr.      Dallas, Texas 75202
                                Fax No.  (214) 303-1839         Fax No.  (214) 777-4044           Fax No.  (214) 303-1839
==============================  =============================== ================================  ================================

Administrative Agent - Address:
901 Main Street, 64th Floor
Dallas, Texas 75202
Fax No. (214) 209-1285


                                Schedule 2.1 - 1

                                  SCHEDULE 2.2
                                  ------------

                               Existing Mortgages


1. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Clarke County, Mississippi on April 8, 1999 at Book DT220, Page(s) 732-810.

2. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Franklin County, Mississippi on March 12, 1999, as File Number 024152 in Book 214, Page(s) 231-263.

3. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Jasper County, Mississippi on March 15, 1999, in Book 106, Page(s) 586-663.

4. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Jefferson Davis County, Mississippi on March 18, 1999, in Book 450, Page 296 as Document Number 9900823 .

5. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Hinds County, Mississippi on March 18, 1999, as File Number 106313 in Book 334, Page 525.

6. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Second District County Clerk of Jones County, Mississippi on March 19, 1999, in Book 1192, Page 521.

7. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Lowndes County, Mississippi on March 15, 1999, as Trust Deed Number 1270, Page(s) 417-449.

8. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Madison County, Mississippi on March 12, 1999, in Book 1159, Page 738, as Document Number 276499.


                                Schedule 2.2 - 1

9. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Rankin County, Mississippi on March 12, 1999, in Book 1394, Page 560.

10. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Smith County, Mississippi on March 12, 1999, in OGL Book 404, Page(s) 405- 439.

11. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Walthall County, Mississippi on March 12, 1999, in Land Deed Trust Book 258, Page 224.

12. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the County Clerk of Wayne County, Mississippi on March 12, 1999, in Deed Book 975, Page 365.

13. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Acadia Parish, Louisiana on March 12, 1999 as Document Number 658835 in MOB 562, Page 36 and COB N56, Page 91.

14. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Avoyelles Parish, Louisiana on March 12, 1999, as Clerk's File Number 9901907, MOB Book Number 450 and MIN Book Number 194.

15. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Cameron Parish, Louisiana on March 12, 1999, as Clerk File's Number 259143 and Conveyance Book Number 892 and Mortgage Book Number 239.

16. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Concordia Parish, Louisiana on March 12, 1999, in COB Book Number 377, Folio 508 and MOB Book Number 305, Folio 679 as Document Number 225538.

17. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Desoto Parish, Louisiana on March 12, 1999, as Clerk's File Number 571636.



                                Schedule 2.2 - 2

18. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Iberia Parish, Louisiana on March 16, 1999, in Mortgage Book Number A753, Entry Number 99-3310.

19. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Jackson Parish, Louisiana on March 12, 1999, as Clerk's File Number 328899 in Conveyance Book Number 306, Page 71 and Mortgage Book Number 184, Page 721.

20. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Jefferson Parish, Louisiana on March 15, 1999, as Clerk's File Number 560349 in MOB Book Number 413, Page 299.

21. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for LaFourche Parish, Louisiana on March 17, 1999, in Mortgage Book Number 806, Folio Number 30, as Entry Number 849538.

22. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Point Coupee Parish, Louisiana on March 12, 1999, in MB Book 269 as Clerk's Number 82.

23. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Rapides Parish, Louisiana on March 12, 1999, in Mortgage Book 1556, Page 153, and Conveyance Book 1553, Page 897 and as Clerk's File Number 1097748.

24. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Red River Parish, Louisiana on March 15, 1999, as Instrument Number 191,356.

25. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for St. Charles Parish, Louisiana on March 12, 1999, in Mortgage Book Number 703, Folio Number 20, as Clerk's File Number 230509.

26. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for St. Martin Parish, Louisiana on March 12, 1999, in Mortgage Book Number 809, Folio Number 423, and as Clerk's File Number 001623.



                                Schedule 2.2 - 3

27. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for St. Mary Parish, Louisiana on March 12, 1999, in Mortgage Book Number 807, Entry Number 232,984, Page Number 477.

28. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Terrebonne Parish, Louisiana on March 12, 1999, as Clerk's File Number 1041400.

29. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Vermilion Parish, Louisiana on March 16, 1999, as Clerk's File Number 9902951.

30. Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated as of March 1, 1999, from Borrower to Administrative Agent, recorded in the office of the Clerk of Court for Webster Parish, Louisiana on March 16, 1999, as Registry Number 427114.



                                Schedule 2.2 - 4

                                  SCHEDULE 8.5
                                  ------------

                                   Litigation

                                      None














                                Schedule 8.5 - 1

                                  SCHEDULE 8.10
                                  -------------

                             Licenses, Permits, Etc.

                                      None













                               Schedule 8.10 - 1

                                  SCHEDULE 8.13
                                  -------------

                              Jurisdictions, Etc.



















                               Schedule 8.13 - 1

                                 SCHEDULE 9.10
                                 -------------

                            Environmental Disclosure

                                      None

















                               Schedule 9.10 - 1